ONE PARKWAY CENTER
                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT (the "Lease"), dated and effective as of _______________ (the "Effective Date"), made by and between ATLANTA PARKWAY INVESTMENT GROUP, INC., a Delaware corporation (the "Landlord") and MATRIA HEALTHCARE, INC., a Delaware corporation (the "Tenant"), successor-by-merger to Healthdyne, Inc., a Georgia corporation.

                               W I T N E S S E T H

I.
                                   DEFINITIONS

         Landlord and Tenant covenant and agree that for purposes of this Lease, the following terms as indicated by the initial capitalization thereof, shall have the meanings specified below for each:

1.1      Base Rental.
         -----------

(a) The Base Rental, for the Premises (as hereinafter defined), as escalated pursuant to the Prior Lease through the Effective Date, to be paid by Tenant to Landlord from the Effective Date through and including February 28, 2003, shall be payable as follows:

                  Square                   Resulting Annual   Resulting Annual
 Premises         Footage      $ / RSF       Base Rental        Base Rental
 --------         -------      -------       -----------        -----------

 Suite 210          3,322      $23.43        $77,834.46         $6,486.21
 Suite 215          3,464      $24.14        $83,620.96         $6,968.41
 Suite 635          4,804      $22.50        $108,090.00        $9,007.50
 Remainder          99,341     $20.77       $2,063,312.57       $171,942.71

 TOTALS:           110,931                  $2,332,857.99       $194,404.83

Base Rental shall be payable in advance on the first day of every calendar month. Base Rental for the remainder of the Term shall be as set forth in Paragraph 3 of the Special Stipulations attached hereto and made a part hereof.

1.2      Commitment Deposit. [Intentionally Deleted.]
         ------------------

1.3      Premises.  Terms used in defining Premises are:
         --------

(a) The term "Building" shall mean 1850 Parkway Place located in the City of Marietta, Cobb County, Georgia.

(b) The term "Premises" shall mean the following portions of the Building on the floors indicated and being known as the Suites described below, as is more particularly outlined on the floor plans attached hereto as Exhibit "A".

1.4      Premises.         The term "Premises" shall mean:
         --------


                           Square Feet of
         Floor/Suite       Rentable Area
         -----------       --------------

          12 (all)             20,211

          11 (all)             20,265

          10 (all)             20,265

        Floor/Suite        Square Feet of
        -----------        Rentable Area
                           --------------

        9/Suite 900             9,806

        7/Suite 735             1,876

        7/Suite 700             5,827

        6/Suite 620            13,144

        6/Suite 600             2,263

        3/Suite 320             4,706

        3/Suite 321               978

        6/Suite 635             4,804

        2/Suite 215             3,464

        2/Suite 210             3,322
        ===========           =======
              Total           110,931

1.5    Rentable Area of the Premises.  The term "Rentable Area of the Premises"
       -----------------------------
       shall mean 110,931 square feet.


1.6    Security Deposit.  Prior to the execution of this Lease,  Tenant has paid
       ----------------
       to Landlord the sum of Thirty-Two Thousand and no/100 Dollars ($32,000.00), as a Security Deposit.

1.7    Tenant's  Percentage Share of Increases in Operating  Expenses.  Terms
       --------------------------------------------------------------
       used in defining Tenant's Percentage Share of Increases in Operating Expenses are:

(a)    The Rentable Area of the Building is 226,099 square feet.

(b) The term "Tenant's Percentage Share" means forty-nine and six hundred and thirty ten thousandths percent (49.0630%). Landlord and Tenant acknowledge that Tenant's Percentage Share has been obtained by dividing the Rentable Area of the Premises by the Rentable Area of the Building, and multiplying such quotient by 100.

(c)     The term "Base Year" for the Premises shall be as follows:

                            Premises           Base Year
                            --------           ---------

                        Suites 210 and 215        2000
                            Remainder             1997

(d) The term "Operating Expenses" as used in this Lease shall mean the following costs, expenses, and taxes:

(i) Costs and expenses paid or incurred by Landlord for the maintenance and repair of the Building and the personal property used in connection therewith, including but not limited to (A) the heating, ventilating, and air conditioning equipment, (B) plumbing and electrical systems and equipments, (C) light bulbs and broken glass, including replacement thereof, and (D) elevators and escalators;

(ii) Cleaning and janitorial costs and expenses, including window cleaning expenses, for the Building;

(iii)    Landscaping and grounds maintenance costs and expenses;

(iv) Utility costs and expenses including, but not limited to, electricity, gas, steam, other fuels and forms of power or energy, water charges, sewer and waste disposal;

(v) Costs and expenses of redecorating, painting, and carpeting the common areas of the Building; provided, however, that, except as specified in items (vi) and (x) hereof, the cost of structural changes to the Building which should be capitalized in accordance with generally accepted accounting principles shall not be allocated or charged to the Premises;

(vi) Costs of all repairs, alterations, additions, changes, replacements, and other items required by any law or governmental regulation, regardless of whether such costs, when incurred, are classified as capital expenditures, imposed after the date of this Lease;

(vii) Cost of wages and salaries of all persons engaged in the operation, maintenance and repair of the Building, and so-called fringe benefits, including social security taxes, unemployment insurance taxes, costs for providing coverage for disability benefits, cost of any pensions, hospitalization, welfare or retirement plans, or any other similar or like expense incurred under the provisions of any collective bargaining agreement, costs of uniforms, and all other costs or expenses that the Landlord pays to or on behalf of the employees engaged in the operation, maintenance and repair of the Building;
          (viii) Charges of any independent contractor who, under contract with the Landlord or its manager or representative, does any of the work of operating, maintaining, or repairing the Building or of providing any of the services and materials described in this Paragraph 1.6(d);

(ix)     [Intentionally Deleted]

(x)      Amortization, with  interest,  of  capital  expenditures   for  capital
         improvements made by Landlord after completion of the Building where such capital improvements are for the purpose of, or result in, reducing Operating Expenses;

(xi) Landlord's insurance costs and expenses for all types of insurance carried by Landlord with respect to the Building;

(xii)    Security service costs and expenses;

(xiii) Reasonable management fees and expenses not to exceed the costs in the Atlanta area for similar buildings;

(xiv) Such other expenses paid by Landlord, from time to time, in connection with the operation and maintenance of the Building as are typically incurred by an operator and manager of a building comparable to the Building, except that all costs of special services rendered to particular tenants of the Building, which are paid by such tenants, shall not be included in Operating Expenses; and

(xv) The following taxes: (A) personal property taxes (attributable to the year in which paid) imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems, and appurtenances used in connection with the Building for the operation thereof, and (B) real estate taxes, assessments, sewer rents, rates, and charges, transit taxes, taxes based upon the receipt of rent and any other federal, state, or local not including income or franchise taxes or any other taxes imposed upon or measured by Landlord's income or profits, unless the same shall be imposed in lieu of real estate taxes) which may now or hereafter be levied or assessed against the Building and the land underlying the Building or the rents derived from the Building (in the case of special taxes or assessments which may be payable in installments, only the amount of each installment paid during a calendar year shall be included in the taxes for that year).

(e) The term "Base Operating Expenses" shall mean the Operating Expenses paid or incurred by Landlord in the Base Year. If the Building was not ninety-five percent (95%) occupied throughout the Base Year, then the Base Operating Expenses shall be an amount which fairly reflects what the Operating Expenses would have been had the Building been ninety-five percent (95%) occupied throughout the Base Year.

(f) Expenses shall not include any penalties, fines, late charges, interest or any transfer, inheritance, profit or capital tax or levy, or any license fee of Landlord; nor shall such Expenses include repairs, restoration or other work occasioned by fire, windstorm or other casualty for which Landlord is reimbursed by insurance, expenses incurred in leasing or procuring tenants, leasing commissions, advertising expenses, expense for renovating space for new or existing tenants, legal expenses incident to enforcement by Landlord of the terms of any lease, interest or principal payments on any mortgage or other indebtedness of Landlord, general percentage overhead of Landlord, and wages or other compensation for employees above the grade of general business manager for the Building.

(g) The annual statement for Operating Expenses shall contain a computation of Tenant's annual pro rata share of said Expenses and a certification as to the total floor area/gross leasable area of the Building.

(h) Tenant shall be entitled to request such additional information as may be reasonably required in order to enable Tenant to confirm the adequacy and accuracy of the Operating Expenses and the calculation of Tenant's pro rata share thereof.

(i) Concerning the adjustment of Operating Expenses based upon a ninety-five percent (95%) occupancy level as set forth in subsection (b) of Paragraph 4.3, in no event shall the aggregate payments under this or similar provisions by all tenants in the building exceed the Operating Expenses actually incurred by the Landlord.

1.8 Lease Term. The Lease Term commenced on the date as provided in the Prior Lease (which shall be referred to herein as the "Commencement Date") and shall end at midnight on February 28, 2010 (which shall be referred to herein as the "Expiration Date"). Any partial months occurring at the beginning and/or the end of the Lease Term shall be added to, and shall be a part of, such Lease Term.

1.9  Notice Addresses.
     ----------------

     As to Landlord:                           With a Copy to:

     Atlanta Parkway Investment Group, Inc.    Jones Lang LaSalle Americas, Inc.
     c/o CB/Richard Ellis Investors, L.L.C.    Two Parkway Center
     601 108th Avenue N.E.                     1800 Parkway Place, Suite 235
     Suite 1900                                Marietta, Georgia 30067
     Bellevue, Washington 98004
     Attn:  Paul C. Chapman

     As to Tenant:

     Matria Healthcare, Inc.
     Attn:  General Counsel
     One Parkway Center
     1850 Parkway Place, Suite 1200
     Marietta, Georgia  30067

1.10 Prior Lease. The Prior Lease as defined in the Special Stipulations ------------- attached hereto and by this reference made a part hereof.

1.11 New Space.     As defined in the Special Stipulations  attached hereto and
     --- ------     by this reference made a part hereof.

1.12 Contraction Date. As defined in the Special Stipulations attached hereto ----------------- and by this reference made a part hereof.

II.
                                      TERM

2.1 Premises. Landlord, in consideration of the covenants and agreements to be performed by Tenant, and upon and subject to the terms and conditions of this Lease, does hereby rent and lease unto Tenant, and Tenant does hereby rent and lease the Premises from Landlord for the Lease Term. This Lease shall create the relationship of landlord and tenant between Landlord and Tenant; no estate shall pass out of Landlord, and Tenant has only a usufruct which is not subject to levy and sale.

2.2 Term. Tenant takes and accepts the Premises from Landlord in its present condition and as suited for the use intended by Tenant, except for such improvements as may be expressly provided for in the Tenant Improvement Agreement referenced in Paragraph 4 of the Special Stipulations attached hereto and incorporated herein by this reference.

2.3 Removal of Tenant's Personal Property. Before the termination of this Lease, Tenant shall remove from the Premises all its personal property which this Lease allows Tenant to remove and peaceably surrender all portions of the Premises and the keys thereto to Landlord in the same condition as each portion of the Premises existed at the time such portion was first occupied by Tenant under the Prior Lease or this Lease, only natural wear and tear, fire and casualty and acts of God excepted. Tenant shall have no right to remove any fixtures, improvements, or attached equipment from the Premises at the termination of this Lease, and said items shall be deemed the property of Landlord unless such items were installed by or at the request of Tenant and the Premises are restored to their original condition. Such property of Tenant as it fails to remove either from the Premises or the Building after the termination of this Lease shall be considered as abandoned by Tenant and may be disposed of by Landlord in any manner whatsoever without accounting to Tenant for same or being liable in any way to Tenant for such disposition.

2.4 Holding Over. In no event shall there be any renewal of this Lease by operation of law, and if Tenant remains in possession of the Premises after the termination of this Lease and without a new lease executed by Landlord and Tenant, Tenant shall be deemed to be occupying the premises as a Tenant at sufferance at an amount equal to two hundred percent (200%) of the Base Rental and additional rent provided for in this Lease and otherwise subject to all the covenants and provisions of this Lease insofar as the same are applicable to a month-to-month tenancy; provided, however, that during the first sixty (60) days of any such holdover, the aforesaid "two hundred percent (200%)" shall not be applicable and, in lieu thereof, the rate shall be "one hundred fifty percent (150%)" for such sixty (60) day period only.

2.5      Tenant Acceptance Agreement. [Intentionally Deleted]
         ---------------------------

III.
                            ASSIGNMENT AND SUBLETTING

3.1      Assignment and Subletting Procedures.
         ------------------------------------

(a) Tenant shall not, without the Landlord's prior written consent, (i) assign, convey, mortgage, pledge, encumber, or otherwise transfer (whether voluntarily, by operation of law, or otherwise) this Lease or any interest under it; (ii) allow any transfer thereof or any lien upon Tenant's interest by operation of law; (iii) sublet the Premises or any part thereof; and (iv) permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant, and any attempt to consummate any of the foregoing without Landlord's consent shall be void.

(b) Notwithstanding anything herein to the contrary, if at any time or from time to time during the Lease Term, Tenant desires to sublet the Premises or assign the Lease with respect to all or part of the Premises, Tenant shall notify Landlord in writing (hereinafter referred to in this Paragraph 3.1(b) as the "Notice") of the terms of the proposed subletting or assignment, the identity of the proposed assignee or sublessee, the area proposed to be sublet or covered by the assignment, and such other information as Landlord may request to evaluate Tenant's request to assign or sublet. Landlord shall then have the option either
(i) to sublet from Tenant such space (hereinafter referred to as "Sublet Space") as provided in Paragraph 3.1(c) below; or (ii) to review such proposed assignment or sublease for approval as set forth in Paragraph 3.1(d) below. The option to sublet or to review, as the case may be, shall be exercisable by Landlord in writing within a period of thirty (30) calendar days after receipt of the Notice.

(c) In the event Landlord exercises the option to sublet the Sublet Space provided under Paragraph 3.1(b)(i) above, then (i) Landlord shall sublet the Sublet Space at the same Base Rental and additional rent as Tenant would have received pursuant to the assignment or subletting set forth in said notice; and
(ii) the term of the subletting from the Tenant to Landlord shall be the term set forth in the Notice (which shall not be longer than the then current Lease Term unless Landlord expressly agrees in writing that any extension or renewal option contained in this Lease will apply to such Sublet Space) and shall be on such terms and conditions as are contained in this Lease to the extent applicable, except that the Landlord shall have the right to further sublet the Sublet Space.

(d) If Landlord fails to exercise either its option to sublet or its option to terminate the Lease as set forth above within the said thirty (30) day period or elects to review the proposed assignment or sublease for approval, Tenant shall submit to Landlord within twenty (20) calendar days after said period a copy of the proposed assignment or sublease and such additional information concerning the proposed assignee or sublessee, as may be requested by Landlord for Landlord's review. Landlord's approval of a proposed assignment or sublease pursuant to this subparagraph 3.1(d) shall not be unreasonably withheld or delayed so long as all other requirements of this Paragraph 3.1, including this subparagraph 3.1(d), are satisfied. Landlord shall have the right to withhold approval of any assignment or subletting (and Landlord shall be deemed to have acted reasonably in doing so) in the event Landlord determines in its sole and absolute discretion that such assignee or subtenant shall be detrimental to the integrity of the tenant base in the Building; that the business of such assignee or subtenant shall not be compatible with the businesses of other tenants in the Building; that the business of such assignee or subtenant would materially interfere with the operation of the Building or other tenants located therein; that such assignment or subletting would adversely affect the marketability of the remaining unoccupied portions of the Building; that such assignment or subletting would cause a violation by Landlord of its obligations under any other lease covering any portion of the Building; or that the use of the Premises by the proposed assignee or subtenant is not of a kind or quality which is typically located in first class buildings in metropolitan Atlanta, Georgia. Landlord shall have the right to withhold approval of any assignment or subletting (and Landlord shall be deemed to have acted reasonably in doing so) in the event the proposed assignee or sublessee is then either (i) a tenant or occupant of the Building or Two Parkway Center located adjacent thereto, or (ii) a party with whom Landlord is then in negotiations for space in the Building or in Two Parkway Center. Further, Landlord shall have the right to withhold its approval of any assignment or subletting in the event Landlord determines that the net worth of such assignee or subtenant is an amount less than the greater of Tenant's net worth as of the date hereof or as of the date of such assignment or sublease. In no event whatsoever shall Tenant assign or sublet, or list, advertise or otherwise publicize in any way the availability of, all or any part of the Premises (for an assignment or sublet) at a rental rate which is less than the rate for which Landlord is then offering any other space in the Building. If Landlord consents to the terms of the proposed assignment or sublease and the proposed assignee or sublessee, but a fully executed counterpart of such assignment or sublease is not delivered to Landlord within sixty (60) calendar days after the date of Landlord's written approval, then Landlord's approval of the proposed assignment or sublease shall be deemed null and void and Tenant shall subsequently comply with all the conditions of this Paragraph 3.1 as if the Notice and options hereinabove referred to had not been given and received.

(e) Notwithstanding the giving by Landlord of its consent to any assignment or sublease with respect to the Premises, no assignee or sublessee may exercise any expansion option, right of first refusal option, or renewal option under this Lease except in accordance with a separate written agreement entered into directly between such assignee or sublessee and Landlord.

(f) Tenant agrees to pay to Landlord on demand one-half (1/2) of reasonable outside attorney's fees incurred by Landlord, plus, to Landlord, a $500.00 review fee, in connection with any request by Tenant for Landlord to consent to any assignment or subletting by Tenant.

(g) As a condition to any assignment or subletting of all or any portion of the Premises, that there not be an event of default under the Lease in existence at the time of Tenant's election to so assign or sublet or as the effective date of such assignment or subletting.

(h) If, with the consent of the Landlord, this Lease is assigned or the Premises or any part thereof is sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Base Rental and additional rent herein reserved, but no such assignment, subletting, occupancy, or collection shall be deemed (i) a waiver of any of Tenant's covenants contained in this Lease, (ii) the acceptance by Landlord of the assignee, subtenant, or occupant as Tenant, or (iii) a release of Tenant from further performance by Tenant of its covenants under this Lease.

IV.
                       RENT, RENT ADJUSTMENT, AND DEPOSITS

4.1 Base Rental. Tenant shall pay the Base Rental to Landlord as annual rent during the Lease Term without prior demand or setoff. The Base Rental shall be paid in equal monthly installments in advance on the first day of every calendar month during the Lease Term. A prorated monthly installment, based on a thirty
(30) day month, shall be paid in advance (i) on the Commencement Date for any fraction of a month if the Lease Term begins on any day other than the first day of any month and (ii) on the first day of the final month of the Lease Term for any fraction of a month if the Lease Term shall terminate on any day other than the last day of any month.

4.2 Base Rental Adjustment During the Lease Term. As of the Effective Date of this Lease and continuing until the Contraction Date (as defined in the Special Stipulations attached hereto), the Base Rental for Suites 210 and 215 shall be increased at the end of each calendar year, including at the end of the calendar year 2002, by an amount equal to the product computed by multiplying the then in force Base Rental for Suite 210 and 215 for the immediately preceding calendar year times 1.03. The amounts by which the Base Rental is increased pursuant to this Paragraph 4.2(a) shall be deemed to thereafter be a part of "Base Rental" for all purposes whatsoever under this Lease. After the Contraction Date, Base Rental for the New Space (as defined in the Special Stipulations) shall be increased as provided in Paragraph 3 of the Special Stipulations.

4.3      Reimbursement for Increases in Operating Expenses.
         -------------------------------------------------

(a) For each calendar year during the Lease Term, including the calendar year 2002 (each such calendar year being hereinafter in this Paragraph 4.3 referred to as an "Adjustment Year"), Tenant shall pay to Landlord, as additional rent, an amount equal to Tenant's Percentage Share of the total dollar increase, if any, in Operating Expenses paid or incurred by Landlord in such Adjustment Year over the Base Operating Expenses.

(b) During December of the year prior to the Adjustment Year, or as soon thereafter as practicable, Landlord shall give Tenant written notice of its estimate of any amount payable by Tenant under this Paragraph 4.3 for the Adjustment Year. On or before the first day of each month during the Adjustment Year, Tenant shall pay to Landlord 1/12th of such estimated amount, provided that if such notice is not given in December Tenant shall continue to pay the monthly installment amount, if any, which was paid or payable in December until the month after such notice is given, in which event the estimated amount shall be paid in equal monthly installments over the remainder of the Adjustment Year. If at any time or times it appears to Landlord that the amount payable by Tenant under this Paragraph 4.3 for the Adjustment Year will vary from Landlord's estimate by more than five percent (5%), Landlord may, by notice to Tenant, revise its estimate for such year and subsequent payments by Tenant for such year shall be based on such revised estimate; provided, however, the Landlord shall have no obligation to revise its estimate during an Adjustment Year. Within ninety (90) days after the close of each Adjustment Year or as soon after such ninety (90) day period as practicable, Landlord shall deliver to Tenant a statement of Tenant's actual share of the increase, if any, in Operating Expenses for such Adjustment Year prepared and certified by Landlord or its agents. Within thirty (30) days after Tenant's receipt of such statement, Tenant shall be entitled to request such additional information as may be reasonably required in order to permit Tenant to confirm the adequacy and accuracy of such calculation. If Tenant owes an amount that is less than the estimated payments for such Adjustment Year previously made by Tenant, Landlord shall apply such excess to the amounts of Base Rental next coming due, without interest. If Tenant owes an amount that is more than the estimated payments for such Adjustment Year previously made by Tenant, Tenant shall pay the deficiency to Landlord within forty-five (45) days after delivery of the statements subject to Tenant's right to verify the statement. In order to achieve a fair and equitable allocation of Operating Expenses under this Paragraph 4.3, in the event less than ninety-five percent (95%) of the Rentable Area of the Building shall have been occupied by tenants continuously throughout an Adjustment Year of the Lease Term, then Operating Expenses for such Adjustment Year shall be adjusted and be deemed to be the amount of Operating Expenses which would have been incurred if ninety-five percent (95%) of the Building were so occupied during said Adjustment Year.

(c) In the event that this Lease terminates before the end of a calendar year, then Landlord shall deliver to Tenant, within ninety (90) days after the close of the Adjustment Year or as soon thereafter as practicable, a statement of Tenant's Percentage Share of the increase, if any, in the actual Operating Expenses (as prorated for said Adjustment Year based on the termination date of the Lease) certified by an independent certified public accountant designated by Landlord (which can be the certified public accountant employed by Landlord for this project). If Tenant owes an amount that is less than the estimated payments for such partial Adjustment Year previously made by Tenant after the Expiration Date, Landlord shall refund such excess to Tenant, without interest. If Tenant owes an amount that is more than the estimated payments for such partial Adjustment Year previously made by Tenant after the Expiration Date, Tenant shall pay the deficiency to Landlord within forty-five (45) days after delivery of such statement and verification by Tenant as aforesaid. The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to this Paragraph 4.3 to be performed after such termination and the failure to pay any additional rents as provided under this Paragraph 4.3 shall entitle Landlord to all remedies provided herein and at law or in equity on account of Tenant's failure to pay rent.

4.4      Commitment Deposit. [Intentionally Deleted.]
         ------------------

4.5 Security Deposit. Landlord acknowledges that it has received from Tenant the Security Deposit, which amount shall be security for the full and faithful performance and observance by Tenant of its covenants and obligations under the Lease, as amended hereby. No interest shall be payable on the Security Deposit, and it is agreed and acknowledged by Tenant that the Security Deposit is not an advance payment of rent or a measure of Landlord's damages in the case of default by Tenant. Upon the occurrence of an event of default under this Lease, as amended hereby, Landlord may use, apply, or retain the whole or any part of the Security Deposit to the extent required for the payment of any Base Rental and additional rent or any other sums to which Tenant is in default or for the payment of any other damage, injury, expense, or liability resulting from any event of default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount necessary to restore the Security Deposit to its original amount. In the event that Tenant shall fully and faithfully comply with all of its covenants and obligations under this Lease, as amended hereby, the Security Deposit shall be returned to Tenant within thirty
(30) days after the Expiration Date (or any permitted extensions thereof) and after delivery of possession of the Premises to Landlord in accordance with the terms hereof. In the event of a sale of the Building or a lease of the Building, subject to this Lease and provided that Landlord shall have obtained the agreement of the new landlord to be responsible for the return of the Security Deposit, Landlord shall be released from all liability for the return of the Security Deposit and Tenant shall look to the new landlord for the return of the Security Deposit. This provision shall apply to every transfer or assignment made of the Security Deposit to a new landlord.

4.6 Payments. Tenant shall pay to Landlord all Base Rental, additional rent, and all other charges due and owing by Tenant under this Lease without deduction or setoff, in legal tender, and at Landlord's address or as otherwise directed from time to time by Landlord's notice.

                                       V.
                PREPARATION, MAINTENANCE, AND REPAIR OF PREMISES
                ------------------------------------------------

5.1      Preparation of the Premises.
         ---------------------------

(a) Tenant acknowledges that it is in possession of, and has accepted, the Premises demised under the Lease and acknowledges that all work to be performed by Landlord in the Premises as required by the terms of the Prior Lease has been satisfactorily completed. Tenant further certifies to Landlord that all conditions of the Prior Lease required of Landlord as of this date have been fulfilled and there are no defenses or setoffs against the enforcement of the Lease by Landlord.

(b) Tenant shall continue to be responsible for and shall pay from time to time, as additional rent, any increase in ad valorem taxes against the Building caused by any improvements to the Premises in excess of the "Base Building Condition" and "Landlord's Allowance for Tenant Improvement Costs," as such terms were used in the Prior Lease, and Tenant shall also be responsible for and shall pay from time to time, as additional rent, any increase in ad valorem taxes against the Building caused by any improvements to the Premises in excess of the "Base Building Condition" and "Landlord's Allowance for Tenant Improvement Costs," as such terms are set forth in the Tenant Improvement Agreement attached hereto as Exhibit "B".

5.2 Repairs by Tenant. Tenant shall at its own expense keep the Premises in good repair and condition and tenantable condition and indemnify Landlord against any loss, damage, or expense arising by reason of any failure of Tenant to keep the Premises in good repair and tenantable condition or due to any act or neglect of Tenant, its agents, employees, contractors, invitees, licensees, tenants, or assignees. The maintenance and repair obligations of Tenant hereunder shall include, not by way of limitation, but by way of illustration, all partitions, ceilings, floor and wall coverings. If Tenant fails to perform, or cause to be performed, such maintenance and repairs, then at the option of Landlord, in its sole discretion, any such maintenance or repair may be performed or caused to be performed by Landlord and the cost and expense thereof charged to Tenant, and Tenant shall pay the amount thereof to Landlord on demand as additional rent. Notwithstanding anything in Section 5.2 to the contrary, Tenant shall have no responsibility to repair structural items, glass windows, electrical or plumbing facilities unless such repairs are necessary due to acts of Tenant, Tenant's agents, contractors, employees or invitees.

5.3 Repairs and Maintenance. Landlord shall maintain the Building in a state of repair typical for comparable office buildings in the greater metropolitan Atlanta area.

5.4  [Intentionally Deleted]

5.5 Alterations by Tenant. Tenant shall make no alterations or additions of any kind in or to the Premises without first obtaining Landlord's written consent. All such work, including additions, fixtures, and leasehold improvements (but excluding moveable office furniture and equipment and other personal property of Tenant) made or placed in or upon the Premises by either Tenant or Landlord shall be and become the Landlord's property at the termination of this Lease by lapse of time or otherwise, all without compensation or payment to Tenant, and shall remain upon and in the Premises; but said property shall be and remain the Tenant's property during the Lease Term.

5.6 Discharge of Liens. Tenant shall discharge of record by bond or otherwise within ten (10) days following the filing thereof any mechanic's or similar lien filed against the Premises or the Building for work or materials claimed to have been furnished to or for the benefit of Tenant and/or the Premises; provided, however, that Tenant shall have no responsibility with respect to any mechanic's or similar lien filed against the Premises or the Building for work or materials furnished by or at Landlord's request.

5.7  Damage and Destruction.
     ----------------------

(a) If the Building or Premises are rendered partially or wholly unfit for occupancy by fire, the elements, act of God or other casualty, and if such damage cannot, in Landlord's reasonable estimation, be materially restored within ninety (90) days of such damage, then Landlord may, at its sole option, terminate this Lease as of the date of such fire or casualty and the Lease Term shall end on such date as if that date had been originally fixed in this Lease for the expiration of the Lease Term. Landlord shall exercise its option provided herein by written notice to Tenant within sixty (60) days of such fire or other casualty. For purposes hereof, the Building or Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which it was then being used.

(b) If this Lease is not terminated pursuant to Subparagraph (a) above, then Landlord shall proceed with all due diligence to repair and restore the Building or Premises, as the case may be (except that Landlord may elect not to rebuild, and thus terminate this Lease, if such damage occurs during the last two (2) years of the Lease Term exclusive of any option which is unexercised at the date of such damage). In the event that Landlord shall fail to complete such repairs and material restoration within one hundred fifty (150) days after the casualty, Tenant may, at its option and as its sole remedy, terminate this Lease by delivering written notice to Landlord, whereupon this Lease shall end on the date such notice is received as if the date of such notice were the date originally fixed in this Lease for the expiration of the term hereof; provided, however, that if construction is delayed because of changes, deletions, or additions in construction requested by Tenant, or because of strikes, lockouts, casualties, acts of God or intervention of other supernatural forces, war, material or labor shortages, governmental regulation or control, or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed. In no event shall Landlord be required to rebuild, repair, or replace any part of the partitions, fixtures, additions, or other property and improvements which may have been placed in or about the Premises by Tenant.

(c) If this Lease shall not be terminated by Landlord pursuant to this Paragraph 5.7 and if the Premises are unfit for occupancy in whole or in part following such damage, the rent and all additional rent and other charges payable during the period in which the Premises are unfit for occupancy shall abate in proportion to the number of square feet of Rentable Area of the Premises rendered unusable by such damage; provided, however, that no such abatement shall be made under the provisions of this Subparagraph (c) in the event such damage shall have been caused through the negligence or willful misconduct of Tenant, its agents, employees, contractors, invitees, licensees, tenants, or assignees.

(d) In the event of any damage or destruction to the Building or the Premises, Tenant shall, upon notice from Landlord, remove forthwith, at its sole cost and expense, such portion or all of the property belonging to Tenant (other than partitions, fixtures, additions, and similar improvements) from such portion or all of the Building or the Premises as Landlord shall request.

(e) Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control except that Landlord's insurance may be subject to control by the holder or holders of any indebtedness secured by a mortgage or deed to secure debt covering any interest of Landlord in the Premises or the Building.

(f) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed to secure debt covering the Premises or Building requires that any insurance proceeds be paid to it, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such person, whereupon the Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Lease Term.

(g) If any such casualty stated in this Paragraph 5.7 occurs, Landlord shall not be liable to Tenant for inconvenience, annoyance, loss of profits, expenses, or any other type of injury or damage resulting from the repair of any such damage, or from any repair, modification, arranging, or rearranging of any portion of the Premises or any part or all of the Building, or for termination of this Lease as provided in this Paragraph 5.7.

5.8  Eminent Domain.
     ---------------

(a) If all or any part of the Building or Premises should be taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would materially prevent or interfere with the use of the Premises for the purpose for which it is then being used, this Lease shall terminate effective when the physical taking shall occur.

(b) All compensation awarded or paid upon a total or partial taking of the Premises or the Building shall belong to and be the property of Landlord without participation by Tenant. Nothing herein shall be construed to preclude Tenant from prosecuting any claim directly against the condemning authority solely for loss of business, damage to, and cost of removal of trade fixtures, furniture and other personal property belonging to Tenant; provided, however, that no such claim shall diminish or adversely affect Landlord's award.

(c) Notwithstanding anything to the contrary contained in this Paragraph 5.8, if during the Lease Term the use or occupancy of any part of the Building or Premises shall be taken or appropriated temporarily for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, this Lease shall be and remain unaffected by such taking or appropriation, and Tenant shall continue to pay in full all rent payable hereunder by Tenant during the term of this Lease; in the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the loss of use or occupancy of the Premises during the term of this Lease, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration and compensation for the loss of use or occupancy of the Premises after the end of the term of this Lease and of the Building.

5.9 Reports of Defects. Tenant shall report to Landlord immediately, in writing, any damage to or defective condition in or about the Building or Premises known to Tenant.

5.10 Landlord's Right to Enter Premises. Tenant shall not change the locks on any entrance to the Premises. Upon Tenant's written request to Landlord, Landlord will make a reasonable change of locks on behalf of Tenant and at Tenant's sole cost and expense. Landlord and its agents, employees, and contractors shall have the right to enter the Premises at such times as Landlord deems reasonably necessary to make necessary repairs, additions, alterations, and improvements to the Building, including, without limitation, the erection, use, and maintenance of pipes and conduits and to show the Premises to prospective tenants and purchasers of the Building. Landlord shall also be allowed to take into and through the Premises any and all needed materials that may be required to make such repairs, additions, alterations, and improvements, all without being liable to Tenant in any manner whatsoever. During such time as work is being carried on in or about the Premises, provided such work is carried out in a manner so as not to interfere unreasonably with the conduct of Tenant's business therein, the rent provided herein shall in no way abate, and Tenant waives any claim and cause of action against Landlord for damages by reason of loss or interruption to Tenant's business and profits therefrom because of the prosecution of any such work or any part thereof. In the event of emergency, or if otherwise necessary to prevent injury to persons or damage to property, such entry to the Premises may be made by force without any liability whatsoever on the part of Landlord for damage resulting from such forcible entry; provided, however, nothing in this paragraph shall relieve Landlord of any liability for harm caused by the negligence or willful acts of Landlord, or its employees, agents or contractors.

VI.
                                USE AND SERVICES
                                ----------------

6.1 Use. Tenant shall use the Premises for general office purposes and no other purpose. Tenant shall not use the Premises for any illegal purpose, nor violate any statute, regulation, rule, or order of any governmental body in its use thereof, nor create or allow to exist any nuisances or trespasses, nor do any act in or about the Premises or bring anything onto or into the Premises which will in any way increase the rate of insurance on the Premises, nor deface or injure the Premises or overload the floor of the Premises or conduct its business with greater than one (1) employee per 150 square feet of Rentable Area of the Premises.

6.2 Services. Provided Tenant shall not be in default under this Lease, Landlord agrees to provide to Tenant, the -------- following services:

(a) General cleaning and janitorial service required as a result of normal, prudent use of the Premises and only on Mondays through Fridays, inclusive, with New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and any other generally recognized business holiday in Atlanta, Georgia (herein collectively called the "Holidays") excepted;

(b) Heating and air-conditioning service daily on Mondays through Fridays, inclusive, with Holidays excepted, from 8:00 a.m. to 6:00 p.m. and on Saturdays, if not a Holiday, from 8:00 a.m. to 1:00 p.m. Landlord reserves the right to prohibit the use of heat-generating machines and equipment unless and until arrangements are made by Tenant, acceptable to Landlord, to obtain and install in the Premises, at Tenant's cost, supplementary air-conditioning equipment, and the cost of operating and maintenance of such equipment shall be paid by Tenant on the Base Rental payment dates at such rates as are established from time to time by Landlord. Should Tenant desire either heating or air conditioning at times when such services are not furnished by Landlord under the terms of this Lease, Landlord may elect, entirely at its option, to furnish such services as requested by Tenant upon not less than forty-eight (48) hours notice from Tenant, at Tenant's expense and at such hourly charge as is from time to time determined by Landlord, which charges Tenant shall promptly pay on being billed by Landlord. Payments for such additional services shall be deemed additional rent due from Tenant;

(c) Elevator service daily on Mondays through Fridays, inclusive, with Holidays excepted, from 8:00 a.m. to 6:00 p.m. and on Saturdays, if not a Holiday, from 8:00 a.m. to 1:00 p.m. At least one elevator shall be operative at all other hours;

(d) Electric current for lighting and reasonable facilities for furnishing usual and normal electric power for office space. Tenant shall not, without Landlord's prior written consent, use any equipment, including, without limitation, electronic data processing machines, punch card machines, duplicating machines, computers or any other machines which use electric current in excess of 110 volts 20 amperes, or which will increase the amount of electricity ordinarily furnished for the use of the Premises in accordance with the standards for the Building as general office space or which requires "dedicated" circuits or other special distribution circuits. If Tenant requires such additional electric power or such special circuits and such power of circuits are furnished by Landlord, Tenant shall pay, on demand, the cost of installation and maintenance of the facilities required to provide such additional electrical power or circuits and the cost of all such electric current consumed plus any expense of Landlord in keeping accounts of such electric current consumed, including the cost of installation of additional meters. Payments for such additional electrical power shall be deemed additional rent due from Tenant.

6.3  Telephone Service.
     -----------------

(a) Tenant acknowledges and agrees that securing and arranging for telephone service to the Premises is the sole responsibility of Tenant and that Landlord has no responsibility or obligation to provide or arrange such telephone service, nor to permit installation of any facilities or equipment in the Building outside the Premises in connection with providing telephone service to the Premises.

(b) Tenant acknowledges and agrees that Landlord has entered into a "Management and Operation Agreement" (the "Fairchild Agreement") with Fairchild Communication Services, Inc. or its assignees (Fairfield, or its assignees, is hereinafter referred to as "Fairchild"), whereby Fairchild agrees to provide a branch exchange, and associated common equipment and software for the Building, which, at the option of Tenant, may be utilized by Tenant pursuant to separate agreement(s) between Fairchild and Tenant. Tenant acknowledges and agrees that Landlord is in no way responsible for or liable for the acts or omissions of Fairchild under or in connection with either the Fairchild Agreement, any agreement(s) between Tenant and Fairchild, or otherwise. Tenant acknowledges and agrees that any cessation or interruption of services or breach of the Fairchild Agreement or of any agreement between Fairchild and Tenant, or both, shall not constitute a default by Landlord under this Lease nor a constructive eviction by Landlord, and Tenant shall not be entitled to any abatement or reduction of payments due under this Lease to Landlord by reason of any of such occurrences or for any other claim arising out of or in connection with the Fairchild Agreement, the agreement(s) between Tenant and Fairchild, or any acts or omissions of Fairchild. Tenant agrees that it shall not be deemed a party nor a beneficiary of the Fairchild Agreement between Landlord and Fairchild and accordingly, Landlord shall have the right, at its option, to modify or terminate said Agreement. Any exercise by Landlord of remedies against Fairchild for Fairchild's default under the Fairchild Agreement shall be solely at Landlord's option and exercised only on behalf of Landlord.

     Landlord agrees that should the arrangement between Landlord and Fairchild be terminated for any reason or should Fairchild be in default in its separate agreement between Fairchild and Tenant and, if applicable, any other tenant in the Building, Landlord will utilize its best efforts to secure or arrange for alternate telephone service.

                                      VII.
                              COMPLIANCE WITH LAWS
                              --------------------

7.1 Compliance with Laws. Tenant shall comply, at its own expense, with all statutes, regulations, ordinances, and orders of any governmental body, department or agency thereof which apply to or result from Tenant's use or occupancy of the Premises and shall abide by and observe the Rules and Regulations attached to this Lease as Exhibit "D" and also such other rules and regulations of uniform application for the use, occupancy, or operation of the Building as may hereafter be established in writing by Landlord.

7.2  Rent Control. [Intentionally Deleted.]
     ------------

7.3 Building Alterations. If, in order to maintain the Building as an office building or otherwise, Landlord shall be required by any governmental authority to repair, alter, remove, construct, reconstruct, or improve any part or all of the Building or Premises, Tenant's obligations under this Lease will not be affected and Tenant waives all claims for injury, damage or abatement of rent because of such repair, alterations, removal, construction, reconstruction, or improvement, or lack thereof (except for damages (exclusive of consequential damages and lost profits) or harm caused by the willful act or gross negligence of Landlord, its agents, servants or employees); provided, however, that if such action by Landlord shall render the Premises partially or wholly unfit for occupancy and if, in Landlord's reasonable estimation, it cannot complete such acts within ninety (90) days, then at the option of the Landlord, to be exercised by giving written notice to Tenant within sixty (60) days following the date of notice to Landlord by such governmental authority, this Lease shall terminate on the date of such election and Tenant shall immediately surrender the Premises to Landlord. In such event, Tenant shall continue to owe and pay rent and other charges up to but not beyond the time of such surrender. If Landlord shall elect not to terminate this Lease as provided above, Landlord and Tenant shall have the same respective rights and obligations as provided above in Paragraphs 5.7(b) and (c), and the provisions of Paragraph 5.7(g) shall apply regardless of whether or not Landlord elects to terminate this Lease. Landlord reserves the right at all times and from time to time during the Lease Term to redesign, reconstruct and rearrange the appearance and location of all common areas, passage ways, lobbies, entrances and access ways of and to the Building.

                                     VIII.
                    INSURANCE, LIABILITY AND INDEMNIFICATION
                    ----------------------------------------

8.1  Insurance.
     ---------

(a) Tenant shall carry fire and extended coverage insurance insuring Tenant's interest in its improvements and betterments to the Premises and any and all furniture, equipment, supplies, and other property owned, leased, held, or possessed by it and contained therein, such insurance coverage to be in an amount equal to the full insurable value of such improvements and property.

(b) Tenant shall carry policies of insurance as follows: workers' compensation in form and amounts as required by the state of Georgia; employers liability in an amount of not less than $1,000,000 bodily injury by accident, each accident, $1,000,000 bodily injury by disease, policy limit, and $1,000,000 bodily injury by disease, each employee; and commercial general liability, which shall include but not be limited to bodily injury, property damages, personal injury, and broad form contractual coverage in an amount of not less than $3,000,000 per occurrence and in the aggregate combined single limit. Said commercial general liability insurance policy shall name the Landlord and its agent as additional insureds, and shall, as regards to this contract, be considered to be primary and noncontributory. All policies shall be with insurers licensed to do business in the state of Georgia and shall carry an A.M. Best rating of not less than A - XII (A minus 12). Certificates of Insurance evidencing the required insurance shall be issued no later than 10 days prior to the Commencement Date of this Lease and no later than 10 days prior to each renewal. Certificates shall provide that thirty (30) days written notice of cancellation or nonrenewal be given to the Landlord. The certificate evidencing commercial general liability coverage shall note that the Landlord and its agent are additional insureds. The certificate of insurance evidencing the insurance required by subparagraph 8.1(a) shall be in the form of ACCORD Form 27.

(c) Tenant shall reimburse Landlord within thirty (30) days after demand for the costs incurred by Landlord for additional insurance premiums as to the Building containing the Premises which is caused by the nature of Tenant's use or occupancy of the Premises or its manner of use or occupancy of the Premises or both.

8.2 Waiver of Subrogation. Anything to the contrary in this Lease notwithstanding, Landlord and Tenant each hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, including, without limitation, any other tenants or occupants of the remainder of the Building; provided, however, that this release shall be applicable and in force and effect only to the extent that such release shall be lawful at that time and in any event only with respect to loss or damage occurring during such time as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Landlord and Tenant each agrees that it will request its insurance carriers to include in its policies such a clause of endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so. If such other party fails to pay such extra costs, the release provisions of this Paragraph shall be inoperative against such other party to the extent necessary to avoid invalidation of such releasor's insurance.

8.3 Indemnity. Notwithstanding any other provision of this Lease to the contrary, no indemnity of Tenant is required for the negligence or willful acts of Landlord or its agents, servants or contractors. Except as otherwise provided in Section 8.2 hereof, Tenant and Landlord indemnify and shall hold harmless from and defend the other against any and all claims or liability for any injury or death to any person or damage to any property whatsoever:

(a) either (i) occurring in, on, or about the Premises, or (ii) occurring in, on, or about any facilities (including, without limitation, elevators, stairways, passageways or hallways) when such injury, death or damage shall be caused in part or in whole by the act, neglect or fault of, or omission of any duty with respect to the same by the indemnifying party, its agents, employees, contractors, invitees, licensees, tenants, or assignees;

(b)  [Intentionally Deleted.]

(c) arising from any breach or default on the part of the indemnifying party in the performance of any covenant or agreement on the part of said party to be performed pursuant to the terms of this Lease; or

(d) otherwise arising from any act or neglect of the indemnifying party, or any of its agents, employees, contractors, invitees, licensees, tenants or assignees; and from and against all costs, expenses, counsel fees, and court costs incurred or assessed in connection with any or all of the foregoing. The provisions of this Lease with respect to any claims or liability occurring or caused prior to any expiration or termination of this Lease shall survive such expiration or termination.


8.4 Liability of Landlord. Anything to the contrary herein notwithstanding, Landlord shall not be liable to Tenant or to any persons, firm, corporation, or other business association claiming by, through, or under Tenant (except for the willful acts or gross negligence of Landlord, its agents or employees) for failure to furnish or for delay in furnishing any service provided for in this Lease, and no such failure or delay operate to relieve Tenant from the prompt and punctual performance of each and all the covenants to be performed herein by Tenant; nor for any latent defects in the Premises or Building; nor for defects in the cooling, heating, electric, water, elevator, or other apparatus or systems or for water discharged from sprinkler systems, if any, or from water pipes and plumbing facilities in the Building; nor for the theft, mysterious disappearance, or loss of any property of Tenant whether from the Premises or any part of the Building; and nor from interference, disturbance, or acts to or omitted against Tenant by third parties, including, without limitation other tenants of the Building. In any event, Landlord shall not be liable to Tenant or any persons, firms, corporations or other business association claiming by, through or under Tenant for consequential damages or lost profits resulting from any of the events hereinabove described in this
     Section 8.4. Nothing herein shall modify or diminish Landlord's obligations under Section 10.19 of this Lease.

8.5 Limitation of Liability. Landlord's obligations and liability with respect to this Lease shall be limited solely to Landlord's interest in the Building, as such interest is constituted from time to time, and neither Landlord nor any officer, director, employee, shareholder, or partner of Landlord, or of any partner of Landlord, shall have any personal liability whatsoever with respect to this Lease.

                                      IX.
                        DEFAULT AND RELATED REQUIREMENTS
                        --------------------------------

9.1  Default and Remedies.
     --------------------

(a) The occurrence of any of the following shall constitute "events of default":

(i) The Base Rental (including any additional rent) or any other sum of money payable under this Lease, or both, is not paid when due and after five (5) days written notice from Landlord to Tenant;

(ii) The Premises are deserted, vacated, or not used regularly or consistently as would normally be expected for similar premises put to general office use, even though the Tenant continues to pay the stipulated monthly Base Rental;

(iii)Tenant's interest in the Lease or the Premises shall be subjected to any attachment, levy, or sale pursuant to any order or decree entered against Tenant in any legal proceeding and such order or decree shall not be vacated within fifteen (15) days of entry thereof; or

(iv) Tenant breaches or fails to comply with any term, provision, condition, or covenant of this Lease, other than the payment of Base Rental and other charges, or with any of the Rules and Regulations now or hereafter established from time to time by Landlord to govern the operation of the Building, and the same continues for thirty (30) days after written notice from Landlord specifying such default;

(b) Upon the occurrence of an event of default, Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or in equity or by this Lease:

(i) Landlord, with or without terminating this Lease, may immediately or at any time thereafter reenter the Premises and correct or repair any condition which shall constitute a failure on Tenant's part to keep, observe, perform, satisfy, or abide by any term, condition, covenant, agreement, or obligation of this Lease or of the Rules and Regulations now in effect or hereafter adopted or of any notice given Tenant by Landlord pursuant to the terms of this Lease, and Tenant shall fully reimburse and compensate Landlord on demand;

(ii) Landlord, with or without terminating this Lease, may immediately or at any time thereafter demand in writing that Tenant vacate the Premises and thereupon Tenant shall vacate the Premises and remove therefrom all property thereon belonging to or placed on the Premises by, at the direction of, or with consent of Tenant within ten (10) days of receipt by Tenant of such notice from Landlord, whereupon Landlord shall have the right to reenter and take possession of the Premises. Any such demand, reentry and taking possession of the Premises by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this Lease or of the Premises by Tenant and shall not of itself constitute a termination of this Lease by Landlord;

(iii)[Intentionally Deleted.]

(iv) Landlord, with or without terminating this Lease, may immediately or at any time thereafter relet the Premises or any part thereof for such time or times, at such rental or rentals and upon such other terms and conditions as Landlord may deem advisable, and Landlord may make any alterations or repairs to the Premises which it may deem necessary or proper to facilitate such reletting; and Tenant shall pay all costs of such reletting, including, but not limited to, the cost of any such alterations and repairs to the Premises, attorneys' fees, and brokerage commissions; and if this Lease shall not have been terminated, Tenant shall continue to pay all rent and all other charges due under this Lease up to and including the date of beginning of payment of rent by any subsequent tenant of part or all of the Premises, and thereafter, Tenant shall pay monthly during the remainder of the term of this Lease the differences, if any, between the rent and other charges collected from any such subsequent tenant or tenants and the rent and other charges reserved in this Lease, but Tenant shall not be entitled to receive any excess of any such rents collected over the rents reserved herein;

(v) Landlord may immediately or at any time thereafter terminate this Lease, and this Lease shall be deemed to have been terminated upon receipt by Tenant of written notice of such termination; upon such termination Landlord shall recover from Tenant all damages Landlord may suffer by reason of such termination, including, without limitation, unamortized sums expended by Landlord for construction of "Tenant Improvements" (as such term is defined in the Prior Lease) which are not utilized by future tenants, all arrearage in rentals, costs, charges, additional rentals, and reimbursements, the cost (including court costs and attorneys' fees) of recovering possession of the Premises, the cost of any alteration of or repair to the Premises which is necessary or proper to prepare the same for reletting. Such election shall be made by Landlord by serving written notice upon Tenant of its choice of one of the two said alternatives within thirty (30) days of the notice of termination.

(c) If Landlord reenters the Premises or terminates this Lease pursuant to any of the provisions of this Lease, Tenant hereby waives all claims for damages which may be caused by such reentry or termination by Landlord. Tenant shall and does hereby indemnify and hold Landlord harmless from any costs (including court costs and attorneys' fees), suffered by Landlord by reason of such reentry or termination. No such reentry or termination shall be considered or construed to be a forcible entry.

(d) No course of dealing between Landlord and Tenant or any failure or delay on the part of Landlord in exercising any rights of Landlord under this Paragraph 9.1 or under any other provisions of this Lease shall operate as a waiver of any rights of Landlord hereunder or under any other provisions of this Lease, nor shall any waiver of a default on one occasion operate as a waiver of any subsequent default or of any other default. No express waiver shall affect any condition, covenant, rule, or regulation other than the one specific in such waiver and that one only for the time and in the manner specifically stated.

(e) The exercise by Landlord of any one or more of the rights and remedies provided in this Lease shall not prevent the subsequent exercise by Landlord of any one or more of the other rights and remedies herein provided. All remedies provided for in this Lease are cumulative and may, at the election of Landlord be exercised alternatively, successively, or in any other manner except where such remedies are mutually exclusive as a matter of law and except as otherwise provided hereunder are in addition to any other rights provided for or allowed by law or in equity.

9.2 Insolvency or Bankruptcy. The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or an assignment of Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency, bankruptcy, or reorganization act, shall, at Landlord's option, constitute a breach of this Lease by Tenant. Upon the happening of any such event or at any time thereafter, this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, or reorganization proceedings.

9.3 Late Payments. Tenant shall pay, as a late charge in the event any installment of Base Rental, additional rent, or other charge to be paid by Tenant hereunder is not paid when due, the greater of One Hundred and No/100 ($100.00) Dollars or an amount equal to five percent (5%) of the amount due for each and every thirty (30) day period that said amount remains unpaid (but in no event shall the amount of such late charge exceed an amount based upon the highest legally permissible rate chargeable at any time by Landlord under the circumstances). Should Tenant make a partial payment of past due amounts, the amount of such partial payment shall be applied first to reduce all accrued and unpaid late charges in inverse order of their maturity, and then to reduce all other past due amounts in inverse order of their maturity.

9.4 Attorneys' Fees. If any rent or other debt owing by Tenant to Landlord hereunder is collected by or through an attorney-at-law, Tenant agrees to pay an additional amount equal to fifteen (15%) percent of the amount owing under this Lease as attorneys' fees.

9.5 Waiver of Homestead. Tenant hereby waives and renounces all homestead or exemption rights which Tenant may have under or by virtue of the Constitutions and Laws of the United States, the State of Georgia, and any other state as against any debt or sum Tenant may owe Landlord under this Lease and hereby transfers, conveys, and assigns to Landlord all homestead or exemption rights which may be set apart in any bankruptcy proceeding, to pay any debt or sum owing by Tenant to Landlord hereunder.

9.6 No Waiver of Rights. No failure or delay of Landlord to exercise any right or power given it herein or to insist upon strict compliance by Tenant of any obligation imposed on it herein and no custom or practice of either party hereto at variance with any term hereof shall constitute a waiver or a modification of the terms hereof by Landlord or any right it has herein to demand strict compliance with the terms hereof by Tenant. No person has or shall have any authority to waive any provision of this Lease unless such waiver is expressly made in writing and signed by an authorized officer of Landlord.

                                       X.

                            MISCELLANEOUS PROVISIONS
                            ------------------------

10.1 Broker. Tenant represents and warrants to Landlord that (except with respect to The Eidson Group, LLC who has represented Tenant and whose commission is to be paid by Landlord pursuant to separate agreement) no broker, agent, commissioned salesman, or other person has represented Tenant in the negotiations for and procurement of this Agreement and of the Premises, and that no commissions, fees, or compensation of any kind are due and payable in connection herewith to any broker, agent, commissioned salesman, or other person. With respect to the broker(s) or other person(s) or firm(s) excluded above from Tenant's representation and warranty of no broker, Landlord agrees to pay to such broker all commissions, fees, or compensation of any kind which are due and payable to such broker in connection with this Agreement. Tenant agrees to indemnify and hold Landlord harmless from any and all claims, suits, or judgments (including, without limitation, reasonable attorneys' fees and court costs incurred in connection with any such claims, suits, or judgments) for any fees, commissions or compensation of any kind which arise out of or are in any way connected with any claimed agency relationship with Tenant. This Paragraph shall not apply to commissions due with respect to the Prior Lease (including all amendments), which commissions shall continue to be governed by the terms of the Prior Lease.

10.2 Addresses and Notices.
     ---------------------

(a) Except for legal process which may also be served as by law provided or as provided below, all notices required or desired to be given with respect to this Lease shall be in writing and shall be deposited, postage prepaid, in the United States mail, certified, return receipt requested, properly addressed to the addresses specified for Landlord and Tenant in Paragraph
     1.8 hereof. In the event of a change of address by either party, such party shall give written notice thereof in accordance with the foregoing. Notices as hereinabove provided shall be deemed given when received, refused or rejected.

(b)  [Intentionally Deleted.]

10.3 Entire Agreement and Exhibits. Except as specifically provided in the Special Stipulations attached hereto, this Lease constitutes and contains the sole and entire agreement of Landlord and Tenant and no prior or contemporaneous oral or written representation or agreement between the parties and affecting the Premises shall have legal effect. The content of each and every exhibit which is referenced in this Lease as being attached hereto is incorporated into this Lease as fully as if set forth in the body of this Lease. Landlord hereby disclaims any warranties and representations as to the Building or Premises, whether express or implied.

10.4 Subordination and Attornment.
     ----------------------------

(a) Except as provided in subparagraph (c) below with respect to mortgage subordination, this Lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien of any first mortgage, deed to secure debt, deed of trust, or other instrument in the nature thereof which may now or hereafter affect Landlord's interest in the Premises and to any other instrument encumbering the Landlord's interest in the Premises and to any modifications, renewals, consolidations, extensions, or replacements thereof.

(b) Subparagraph (a) above shall be self-operative, and no further instrument of subordination shall be required by the holder of any such instrument. In confirmation of such subordination, Tenant shall, upon reasonable demand, at any time or times, execute, acknowledge, and deliver to Landlord or the holder of any such mortgage, deed to secure debt, deed of trust, or other such instrument, without expense, any and all instruments that may be requested by such holder to evidence the subordination of this Lease and all rights hereunder to the lien of any such mortgage, deed to secure debt, deed of trust, or other instrument, and each such renewal, modification, consolidation, replacement, and extension thereof.

(c) Tenant shall, upon reasonable demand, at any time or times, execute, acknowledge, and deliver to Landlord or to the holder of any mortgage, deed to secure debt, deed of trust, or other instrument affecting or encumbering the Landlord's interest in the Premises, without expense, any and all instruments that may be necessary to make this Lease superior to the lien of any such mortgage, deed to secure debt, deed of trust or other instrument, and each renewal, modification, consolidation, replacement, and extension thereof.

(d) If the holder of any mortgage, deed to secure debt, deed of trust or other instrument affecting or encumbering Landlord's interest in the Premises, shall hereafter succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease, Tenant shall, at the option of such holder, subject to receipt by Tenant of a satisfactory nondisturbance agreement which shall not impose rights of offset for past defaults of Landlord, attorn to and recognize such successor as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that may be necessary to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between such successor landlord and Tenant, subject to all of the terms, covenants, and conditions of this Lease.

10.5 Estoppel Certificate. At any time and from time to time, Tenant, on or before the date specified in a request therefore made by Landlord, which date shall not be earlier than ten (10) days from the making of such request, shall execute, acknowledge, and deliver to Landlord a certificate evidencing whether or not (i) this Lease is in full force and effect, (ii) this Lease has been amended in any way, (iii) there are any existing defaults on the part of Landlord hereunder to the knowledge of Tenant and specifying the nature of such defaults, if any, and (iv) the date to which rent, and other amounts due hereunder, if any, have been paid. Each certificate delivered pursuant to this Paragraph may be relied on by any prospective purchaser or transferee of Landlord's interest hereunder or of any part of Landlord's property or by any mortgagee of Landlord's interest hereunder or of any part of Landlord's property or by an assignee of any such mortgagee.

10.6 Severability. If any clause or provision of this Lease is or becomes illegal, invalid, or unenforceable because of present or future laws or any rule or regulation of any governmental body or entity, effective during its term, the intention of the parties hereto is that the remaining parts of this Lease shall not be affected thereby, unless such invalidity is, in the sole determination of Landlord, essential to the rights of both parties in which event Landlord has the right to terminate this Lease on written notice to Tenant.

10.7 Captions. The captions used in this Lease are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

10.8 Successors and Assigns. The words "Landlord" and "Tenant" as used herein shall include the respective contracting party, whether singular or plural, and whether an individual, masculine or feminine, or a partnership, joint venture, business trust, or corporation. The provisions of this Lease shall inure to the benefit of and be binding upon Landlord and Tenant, and their respective successors, heirs, legal representatives, and assigns, subject, however, in the case of Tenant to the provisions of Paragraph 3.1 hereof. It is understood and agreed that the term "Landlord," as used in this Lease means only the owner(s), or the lessee(s), from time to time of the Building and/or the land underlying the Building so that in the event of any sale or sales of the Building and/or the land underlying the Building, or of any lease thereof, the Landlord named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing thereafter to the extent of such sale or lease, and it shall be deemed without further agreement that the purchaser, or the lessee, as the case may be, has assumed and agreed, to the same extent, to carry out any and all covenants and obligations of Landlord hereunder during the period such party has possession of all or such portion of the Building and/or the land underlying the Building which it has purchased or leased. Should all of the land underlying the Building and the entire Building be severed as to ownership by sale and/or lease, then, unless the Tenant is otherwise notified to the contrary in writing, either the owner of the entire Building or the lessee of the entire Building, as the case may be, that has the right to lease space in the Building to tenants shall be deemed the "Landlord." Tenant shall be bound to any succeeding landlord for all the terms, covenants, and conditions hereof and shall execute any attornment agreement not in conflict herewith at the request of any succeeding landlord.

10.9 Applicable Law. The laws of the State of Georgia shall govern the interpretation, validity, performance, and enforcement of this Lease.

10.10 Time is of the Essence. Time is of the essence of this Lease; provided, however, that failure of Landlord to provide Tenant with any notification regarding adjustments to Base Rental or any other charges provided for hereunder, within the time periods prescribed in this Lease shall not relieve Tenant of its obligation to make such contributions. Unless specifically provided otherwise, all references to terms of days or months shall be construed as references to calendar days or months, respectively.

10.11 Execution. This Lease may be executed in any number of counterparts, each of which shall be deemed an original and any of which shall be deemed to be complete in itself and may be introduced into evidence or used for any purpose without the production of the other counterparts. No modification or amendment of this Lease shall be binding upon the parties unless such modification or amendment is in writing and signed by Landlord and Tenant.

10.12 Force Majeure. Landlord and Tenant shall be excused for the period of any delay and shall not be deemed in default with respect to the performance of any of the terms, covenants, and conditions of this Lease when prevented from so doing by a cause or causes beyond said party's control, which shall include, without limitation, all labor disputes, governmental regulations or controls, fire or other casualty, inability to obtain any material or services, acts of God or other supernatural forces, or any other cause not within the reasonable control of said party. This paragraph shall not excuse either party for the payment of monetary obligations set forth herein.

10.13     Multiple Tenants. [Intentionally Deleted.]
          ----------------

10.14 Authorized Signatory. If Tenant signs as a corporation, each of the persons (of which there must be at least two) executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in Georgia, that the corporation has full right and authority to enter into this Lease, that each and both of the persons executing this Lease on behalf of the corporation are authorized to do so, and that such execution is fully binding on the corporation. If Tenant signs as a partnership, joint venture, or sole proprietorship (each being herein called "Entity") each of the persons executing on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing Entity, that Tenant has full right and authority to enter into this Lease, that all persons executing this Lease on behalf of the Entity are authorized to do so, and that such execution is fully binding on the Entity and its partners, joint venturers, or principal, as the case may be.

10.15 No Recordation of Lease. This Lease is not in recordable form, and each party agrees not to record or permit the recording of this Lease.

10.16     Special  Stipulations.  The  Special  Stipulations,  if any,  attached hereto and initialed and dated by Landlord and Tenant are hereby incorporated herein and made a part hereof and in the event they conflict with any of the foregoing provisions, the Special Stipulations shall control.

10.17 Acknowledgment. By execution of this Lease, Tenant and Landlord agree to accept, honor, and be bound by all the terms, conditions, and agreements contained herein.

10.18 Submission of Lease. The submission of this Lease for examination does not constitute an offer to lease nor a reservation of space even if said Lease is executed by Landlord, and this Lease shall be effective only upon execution hereof by Landlord and Tenant and delivery of a counterpart hereof to Landlord and Landlord's acceptance and final approval thereof.

10.19 Quiet Enjoyment. Landlord warrants that Tenant, subject to the payment of rent and performance of its obligations, and notwithstanding any other provision, shall and may for the Term hereof, reasonably and quietly hold and enjoy the Premises in accordance with and subject to the terms of this Lease.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have duly executed this instrument in duplicate, individually, or through their respective authorized officers, agents, or attorneys-in-fact, as the case may be, causing their respective seals to be affixed hereto, the day and year set forth below their respective executions, the latest of which is and shall be deemed to be the date of this Lease.
                                 "TENANT"*
                                 MATRIA HEALTHCARE, INC., a Delaware corporation

                                 By:
                                 -----------------------------------------------
                                 Print Name:
                                 -----------------------------------------------
                                 Title:
                                 -----------------------------------------------
                                 Date:
                                 -----------------------------------------------

                                 Attest:

                                 Print Name:
                                 -----------------------------------------------
                                 Title:
                                 -----------------------------------------------
                                 Date:
                                 -----------------------------------------------

                                                [CORPORATE SEAL]

                                 "LANDLORD"

                                 ATLANTA PARKWAY INVESTMENT GROUP,
                                 INC., a Delaware corporation

                                 By:_______________________________________

                                    Paul C. Chapman, Executive Vice President

                                 Date:
                                 -----------------------------------------------

*Note - If Tenant is a corporation, lease must be signed by an authorized officer of the corporation and attested by a secretary or assistant secretary of the corporation who must also affix the corporate seal.

                                   EXHIBIT "A"

                                    Premises

                                    EXHIBIT B

                          TENANT IMPROVEMENT AGREEMENT

         WHEREAS, the undersigned Landlord and Tenant have executed, sealed, and delivered a certain Lease Agreement (the "Lease") to which this Agreement is attached, and into which this Agreement is fully incorporated by reference, as Exhibit B;

         WHEREAS, said Lease provides for the letting of space (the "Premises") within 1850 Parkway Place located at Parkway Center, Marietta, Georgia (the "Building");

         WHEREAS, the terms "Landlord" and "Tenant," "Premises," "New Space," and "Building" as used herein shall have the same meanings ascribed thereto as set forth in the Lease; and

         WHEREAS, Landlord and Tenant desire to set forth herein their respective agreements regarding the improvement of the New Space;

         NOW THEREFORE, in consideration of the premises, the execution and delivery of the Lease by the parties hereto, the mutual covenants contained herein, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant, intending to be legally bound, hereby agree as follows:

Section 1.        Tenant Improvements.
                  -------------------

         Section 1.01      Definition.
                           ----------

         The term "Tenant Improvements" shall mean all improvements to be constructed or installed in or on the New Space, including the Conference Room (as relocated), in accordance with the Drawings and Specifications, as hereinafter defined.

         Section 1.02      Base Building Condition.
                           -----------------------

         The term "Base Building Condition" shall mean the condition of the New Space prior to commencement of the work of constructing and installing the Tenant Improvements.

Section 2.        Drawings and Specifications.
                  ---------------------------

         Section 2.01      Definition.
                           ----------

         The term "Drawings and Specifications" shall mean (i) the initial drawings, specifications, and finish schedules utilized for pricing of the Tenant Improvements which shall be approved by Landlord and Tenant (the "Pricing Plans"), together with (ii) final construction drawings, specifications, finish schedules and the like necessary to commence construction of the Tenant Improvements consistent with the Pricing Plans, which are to be prepared by Landlord's architect ("Landlord's Architect") and approved by Landlord and Tenant (the "Construction Drawings"), such approvals not to be unreasonably withheld or delayed; provided, however, that Landlord shall have the right, in its sole discretion, to approve any of the improvements or work contemplated by the proposed Pricing Plans which are structural in nature or affect the structural integrity, security or life safety systems of the Building or would require modification of the base Building systems. Landlord and Tenant agree to respond, each to the other, within five (5) business days after receipt of a request for approval of Pricing Plans as aforesaid and failure to so respond within such period shall be deemed to be the approval of such party to such request provided that written notice of this five (5) day requirement is prominently communicated with any such request. The Drawings and Specifications, including any changes or modifications thereto, shall be subject to Landlord's approval, as aforesaid, shall conform with the plans for the Building and shall comply with all applicable laws. In the event, for any reason, Landlord and Tenant are unable to agree upon the Pricing Plans on or before April 1, 2003, with respect to the "Conference Room" (as defined in the Special Stipulations attached hereto), then Landlord shall have no further obligation under this Tenant Improvement Agreement with respect to the Conference Room and the Lease shall remain in full force and effect in accordance with its terms except that Landlord shall have no further obligations under Section 3.02 hereof with respect to the Conference Room. It is understood that the Tenant Improvements to be constructed within the Conference Room shall be a similar size, finish and quality to the "Existing Conference Room" (as defined in the Special

Stipulations) on the 3rd floor of the Building. In the event, for any reason, Landlord and Tenant are unable to agree upon the Pricing Plans on or before September 30, 2003, with respect to the New Space (other than the Conference
Room), then Landlord shall have no further obligation under this Tenant Improvement Agreement with respect to such New Space (other than the Conference
Room) and the Lease shall remain in full force and effect in accordance with their terms except that Landlord shall have no further obligation under Section
3.02 hereof with respect to such New Space (other than the Conference Room).

                  (a) Tenant desires to use Landlord's architect to prepare final working drawings, specifications, finish schedules, and the like necessary to commence construction of the Tenant Improvements. The cost of preparing the Drawings and Specifications (including only one further set of revisions to same if so requested by Tenant) as set forth in this Section 2.01, as well as fees and expenses for construction management, shall be a part of the Tenant Improvement Costs. The cost of any further revisions to such drawings, specifications and finish schedules shall be part of Tenant's Costs under
Section 3.03, below.

                  (b) As soon as reasonably possible following Landlord's and Tenant's reaching agreement on the Pricing Plans with respect to any portion of the New Space, Landlord shall cause Landlord's Architect to prepare the Construction Drawings. During the preparation of the Construction Drawings, Tenant shall supply Landlord's Architect, within two (2) business days following written request therefore, with any information necessary for the completion of the Construction Drawings. Upon completion of the Construction Drawings, Landlord shall deliver the Construction Drawings to Tenant for approval, which approval may not be withheld by Tenant so long as the Construction Drawings are substantially in accordance with the Pricing Plans. Tenant's approval or disapproval must be provided, in writing, within three (3) business days of Tenant's receipt of the Construction Drawings. If Tenant validly disapproves the Construction Drawings, Landlord will cause Landlord's Architect to revise the Construction Drawings and will resubmit the Construction Drawings to Tenant for approval or disapproval, which must be provided by Tenant within two (2) business days. If Landlord and Tenant have a dispute about whether the Construction Documents are substantially in accordance with the Pricing Plans, the parties agree to submit the dispute to an independent third-party architect for resolution. The parties agree that the decision of the third-party architect shall be final and binding on the parties.

                  (c) On or before the fifteenth (15th) day following approval of the Construction Drawings pertaining to any portion of the New Space by Tenant, Landlord shall obtain from Landlord's Contractor a price schedule for the Tenant Improvements provided for by such Construction Drawings and shall submit the same to Tenant for its approval. If Tenant disapproves such price schedule, Tenant agrees to work promptly with Tenant's Architect and Landlord's Contractor to alter the Drawings and Specifications as necessary to cause the price quotation based thereon to be acceptable to Tenant. The aggregate cost for the Tenant Improvements for all of the New Space, once approved by Tenant, shall hereinafter be referred to as "Tenant Improvement Costs". Upon determination of the Tenant Improvement Costs with respect to any portion of the New Space, Tenant shall be deemed to have given final approval to the Drawings and Specifications with respect to such portion of the New Space and Landlord shall be deemed to have been authorized to proceed, through Landlord's Contractor, with the work of constructing and installing the Tenant Improvements in accordance with such Drawings and Specifications.

Section 3.        Payment of Costs.
                  ----------------

         Section 3.01      Landlord's Costs for Drawings.
                           -----------------------------

         The cost of preparing the drawings, specifications, and finish schedules, as provided in Section 2.01 above, shall be part of the Tenant Improvement Costs.

         Section 3.02      Landlord's Allowance for Tenant Improvement Costs.
                           -------------------------------------------------

                  (a) Landlord shall pay the Tenant Improvement Costs up to, but not exceeding $16.00 per square foot of Rentable Area in the New Space exclusive of the Conference Room, or $1,098,992.00 based upon 68,687 square feet of Rentable Area in the New Space exclusive of the Conference Room which contains 3,872 square feet (the "Landlord's Allowance for Tenant Improvement Costs"). A minimum of $549,496.00 (based on $8.00 per square foot of rentable area in the New Space exclusive of the Conference Room) of the Landlord's Allowance for Tenant Improvement Costs must be expended on permanent and semi-permanent finishes and improvements to the New Space exclusive of the Conference Room, space planning, architectural design, construction drawings preparation, construction-related fees, and permits. The remainder of Landlord's Allowance for Tenant Improvement Costs may be utilized by Tenant for cabling and wiring of the New Space, moving expenses incurred by Tenant in connection with the contraction and expansion of the Premises as contemplated by this Lease, and any unused portion may be utilized by Tenant as a credit against Base Rental due under the Lease after such time as Landlord has completed construction of the Tenant Improvements; provided, however, that the maximum amount that may be utilized by Tenant as a credit against Base Rental hereunder shall be the sum of $4.00 per square foot of rentable area in the New Space exclusive of the Conference Room, or $274,748.00 based on 68,687 square feet of rentable area in the New Space exclusive of the Conference Room. For purposes of applying the credit against Base Rental referenced in the previous sentence, Tenant shall be entitled to apply such credit to the Base Rental next coming due for the first month or months immediately after the month in which Landlord and Tenant have executed the Tenant Acceptance Agreement with respect to the New Space as contemplated by this Lease. Any such amounts utilized by Tenant as a credit against Base Rental shall be considered "Excused Rent" pursuant to Paragraph 6 of the Special Stipulations of this Lease. The remainder of Landlord's Allowance for Tenant Improvement Costs not utilized by Tenant pursuant to this Section 1.04(b) shall be retained by Landlord. All improvements made from concrete slab to concrete deck shall be deducted from this allowance.

                  (b) Anything to the contrary herein notwithstanding, all costs incurred by Landlord in connection with constructing any Tenant Improvements within the Conference Room in accordance with this Agreement and Paragraph 5(a) of the Special Stipulations attached hereto, shall be paid by Landlord and shall not be deducted from Landlord's Allowance for Tenant Improvement Costs.

         Section 3.03      Tenant's Costs.
                           --------------

         The aggregate of all costs described in the following subparagraphs (a) through (c) of this Section 3.03 are hereinafter referred to collectively as "Tenants Costs".

     (a) The Tenant Improvement Costs over and above the Landlord's Allowance for Tenant Improvement Costs;

     (b) Fees for architects, engineers, interior designers, and other professionals and design specialists incurred by Tenant in connection with the Tenant Improvements other than fees payable to DMA, Inc. by Tenant in connection with the preparation of the portion of the drawings and Specifications which, pursuant to Section 1.03 above, are Tenant's responsibility and except for fees of engineers engaged by Tenant in connection with the design of Tenant's data room;

     (c) The cost of making any and all changes in and to the Drawings and Specifications and any and all increased costs in the Tenant Improvement Costs resulting therefrom; and in the event the aggregate of Tenant Costs, as defined above, exceeds Landlord's Allowance for Tenant Improvement Costs, as specified in Section 3.02 above, then Tenant shall promptly pay the excess to Landlord as additional rent, as set forth in Section 3.04.

     Section 3.04      Payment Schedule for Tenant's Costs.
                       -----------------------------------

     Tenant shall pay to Landlord the Tenant's Costs within thirty (30) calendar days after Tenant's receipt of invoices for the work of constructing and installing the Tenant Improvements from Landlord.

     Section 3.05      Changes in Drawings and Specifications.
                       --------------------------------------

     If at any time after the Tenant Improvement Costs are determined Tenant desires to make changes in the Drawings and Specifications, Tenant shall submit to Landlord for approval working drawings, specifications, and finish schedules for any and all such desired changes. The process of finalizing such drawings and the like shall be as set forth in Section 2 above. Once any and all changes and modifications are approved, Landlord shall promptly submit the same to Landlord's Contractor for pricing. The procedure for determining an approved cost for such changes shall be as set forth in Section 2 above. Once a cost for such changes has been approved, all references in this Agreement to "Drawings and Specifications" shall be to the Drawings and Specifications adopted pursuant to the procedures of Section 2 above, as changed and modified pursuant to this
Section 3.05, and all references to "Tenant Improvement Costs" shall be deemed to include the aggregate approved cost for the changes as determined in this
Section 3.05. Once the changes and the costs therefore have been approved, Tenant shall be deemed to have given full authorization to Landlord to proceed with the work of constructing and installing the Tenant Improvements in accordance with the Drawings and Specifications, as changed and modified. Landlord, at its option, can require Tenant to pay in lump sum to Landlord any and all increases in the Tenant Improvement Costs which result from approved changes to the Drawings and Specifications. Any delays in completing the Tenant Improvements which result from either changes in the Drawings and Specifications made by Tenant or from the unavailability of materials specified by Tenant, shall not operate to delay or extend the Commencement Date under the Lease nor the payment of the Base Rental or other charges due under the Lease.

     Section 3.06    Failure to Pay Tenant's Costs.
                     -----------------------------

     Failure by Tenant to pay Tenant's Costs in accordance with this Section 3 will constitute a failure by Tenant to pay rent when due under the Lease and shall therefore constitute an event of default by Tenant under the Lease, and Landlord shall have all of the remedies available to it under this Lease and at law or in equity for nonpayment of rent.

     Section 3.07    Landlord's Disbursement Obligations.
                     ----------------------------------

     Landlord agrees to pay the Tenant Improvement Costs as and when the same become due and payable, subject to Tenant's obligations to reimburse Landlord for Tenant's Costs as provided in Section 3.04. Landlord shall be entitled to rely on the accuracy of any and all invoices and fee statements for labor and materials performed on or furnished to the Tenth Amendment Expansion Space in connection with the Tenant Improvements, and to rely, to the extent submitted, on any and all certifications as to Tenant Improvement Costs submitted by Landlord's Contractor and/or Landlord's Architect. Notwithstanding the foregoing, the within release and indemnification of Landlord by Tenant shall not release any other third parties, nor shall it waive any and all rights which Tenant may have against other third parties in connection with the payment or nonpayment of Tenant Improvement Costs.

     Section 4.   Finish Work in Addition to Tenant Improvements.
                  ----------------------------------------------

     All work in or about the New Space which is not within the scope of the work necessary to construct and install the Tenant Improvements, such as delivering and installing furniture, telephone equipment, and wiring, and office equipment and computer wiring, shall be furnished and installed by Tenant entirely at Tenant's expense. Tenant shall adopt a schedule for performing such additional work consistent with the schedule of Landlord's Contractor and shall see that such work is conducted in such a manner as to maintain harmonious labor relations and as not to interfere unreasonably with or to delay the work of constructing or installing the Tenant Improvements. Landlord shall give access and entry to the New Space to Tenant and its contract parties performing such additional work and reasonable opportunity and time to enable Tenant and such contract parties to perform and complete such work. All of such additional work and Tenant's use (and the use by its contract parties) of the New Space for such purposes shall be entirely in accordance with the Lease, including without limitation this Agreement.

     Section 5.  Time is of the Essence.
                  ----------------------

     Time is of the essence of this Agreement. Unless specifically provided otherwise, all references to days or months shall be construed as references to calendar days or months, respectively.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in duplicate, individually or through their respective authorized officers, partners, agents or attorneys-in-fact, as the case may be, and sealed this Agreement or caused their respective seals to be affixed hereto, the day and year set forth below their respective executions, the latest of which is and shall be deemed to be the date of this Agreement.

                           "Tenant"

                           MATRIA HEALTHCARE, INC.

                           By:
                           -----------------------------------------------------

                           Print Name:
                           -----------------------------------------------------

                           Title:
                           -----------------------------------------------------

                           Date:
                           -----------------------------------------------------

                           Attest:
                           -----------------------------------------------------

                           Print Name:
                           -----------------------------------------------------

                           Title:
                           -----------------------------------------------------

                           Date:
                           -----------------------------------------------------

                                              [CORPORATE SEAL]

                                                 "Landlord"

                                           ATLANTA PARKWAY INVESTMENT
                                           GROUP, INC., a Delaware corporation

                                           By:__________________________________
                                              Paul C. Chapman,
                                              Executive Vice President

                                          Date:_________________________________

                                    EXHIBIT C

                           TENANT ACCEPTANCE AGREEMENT
                           ---------------------------

     This Agreement, made between Atlanta Parkway Investment Group, Inc., a Delaware corporation, (hereinafter referred to as "Landlord"), and Matria Healthcare, Inc., a Delaware corporation (hereinafter referred to as "Tenant").

     WHEREAS, Landlord and Tenant entered into a Lease Agreement dated _________, 2002 (hereinafter referred to as the "Lease") for 110,931 rentable square feet in the building know as One Parkway Center, Suites 210, 215, 320, 321, 600, 620, 700, 735, 900, and all of the tenth (10th), eleventh (11th), and twelfth (12th) floors, hereinafter referred to as the Premises.

     NOW, THEREFORE, pursuant to the provisions of the Amendment, Landlord and Tenant mutually agree as follows:

     (a) The Expiration Date of the Lease Term is ____________, 20__.

     (b) Tenant is in possession of, and has accepted, the New Space demised by the Lease (being approximately 72,559 square feet of rentable area), and acknowledges that all the work to be performed by the Landlord in the New Space as required by the terms of the Amendment has been satisfactorily completed. Tenant further certifies that all conditions of the Lease and the Amendment required of Landlord as of this date have been fulfilled and there are no defenses or set-offs against the enforcement of the Lease and the Amendment by Landlord.

         IN WITNESS WHEREOF, the parties hereto have signed and sealed this Agreement, as of the ____ day of _______________, 200__.


                                "Tenant"

                                MATRIA HEALTHCARE, INC.

                                By:
                                ------------------------------------------------

                                Print Name:
                                ------------------------------------------------

                                Title:
                                ------------------------------------------------

                                Date:
                                ------------------------------------------------



                                Attest:
                                ------------------------------------------------

                                Print Name:
                                ------------------------------------------------

                                Title:
                                ------------------------------------------------

                                Date:
                                ------------------------------------------------

                                               [CORPORATE SEAL]

                                               "Landlord"

                                               ATLANTA PARKWAY INVESTMENT GROUP,
                                               INC., a Delaware corporation

                                                By:_____________________________
                                                   Paul C. Chapman,
                                                   Executive Vice President

                                    EXHIBIT D

                              RULES AND REGULATIONS
                              ---------------------

1. The sidewalks, and public portions of the Building, such as entrances, passages, courts, elevators, vestibules, stairways, corridors or halls, and the streets, alleys or ways surrounding or in the vicinity of the Building shall not be obstructed, even temporarily, or encumbered by Tenant or used for any purpose other than ingress and egress to and from the Premises.

2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades, louvered openings or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Landlord, unless installed by Landlord.

3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the Premises or Building or on corridor walls, or within 24 inches of the surface of exterior windows. Signs on entrance door or doors shall conform to building standard signs as established by Landlord. Signs on doors shall, at Tenant's expense, be inscribed, painted or affixed for each tenant by sign makers approved by Landlord. In the event of the violation of the foregoing by Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant.

4. The sashes, sash doors, skylights, windows, heating, ventilating and air conditioning vents and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant.

5. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the public halls, corridors, or vestibules without the prior written consent of Landlord.

6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rugs, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant.

7. Tenant shall not in any way deface any part of the Premises or the Building. Tenant shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the Premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

8. No bicycles, vehicles, or animals of any kind shall be brought into or kept in or about the Premises. No cooking shall be done or permitted by Tenant on the Premises except in conformity to law and then only in the utility kitchen, if any, as set forth in Tenant's layout, which is to be primarily used by Tenant's employees for heating beverages and light snacks. Tenant shall not cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

9. No space in the Building shall be used for manufacturing, distribution, or for the storage of merchandise or for the sale of merchandise, goods, or property of any kind at auction.

10. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. Tenant shall not throw anything out of the doors, windows or skylights or down the passageways.

11. Neither Tenant, nor any of Tenant's servants, employees, agents, visitors, or licensees, shall at any time bring or keep upon the Premises any inflammable, combustible or explosive fluid, or chemical substance, other than reasonable amounts of cleaning fluids or solvents required in the normal operation of Tenant's business offices.

12. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof, without the prior written approval of Landlord and unless and until a duplicate key is delivered to Landlord. Tenant shall upon the termination of its tenancy, restore to Landlord all keys, either furnished to, or otherwise procured by, Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

13. Tenant shall not overload any floor. Tenant shall obtain Landlord's consent before bringing any safes, freight, furniture, or bulky articles into the Building and Landlord can specify to Tenant the location for the placement of such articles. All removals, or the carrying in or out of any safes, freight, furniture, or bulky matters of any description must take place during the hours which Landlord or its agent may determine from time to time. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

14. Tenant shall not occupy or permit any portion of the Premises to be occupied, without Landlord's expressed prior written consent, as an office for a public stenographer or typist, or for the possession, storage, manufacture or sale of liquor, narcotics, dope, tobacco in any form, or as a barber or manicure shop, or as a public employment bureau or agency, or for a public finance (personal loan) business. Tenant shall not engage or pay any employees on the Premises, except those actually working for Tenant on said premises, nor advertise for laborers giving an address at the Building.

15. Tenant agrees to employ such janitorial contractor as Landlord may from time to time designate, for any waxing, polishing, and other maintenance work of the Premises and of the Tenant's furniture, fixtures and equipment. Tenant agrees that it shall not employ any other cleaning and maintenance contractor, nor any individual, firm or organization for such purpose without Landlord's prior written consent.

16. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

17. Landlord reserves the right to exclude from the Building at all times other than business hours all persons who do not present a pass to the Building signed by Tenant. Tenant shall be responsible for all persons for whom it issues such pass and shall be liable to Landlord for all acts of such persons.

18. At the option of Landlord, Tenant agrees to purchase from Landlord or its agents all lamps and bulbs used in the Premises and to pay for the cost of installation thereof.

19. The premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

20. The requirements of Tenant will be attended to only upon application at the office of the Building. Building employees shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord.

21. Canvassing, soliciting, and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same.

22. There shall not be used in any space, or in the public halls of any building, either by Tenant or by its jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards. No hand trucks shall be used in passenger elevators.

23. In order to obtain maximum effectiveness of the cooling system, Tenant shall lower and/or close the blinds or drapes when sun's rays fall directly on windows of premises. Tenant shall not remove the standard blinds installed in the premises.

24. All paneling or other wood products not considered furniture shall be of fire-retardant materials. Before installation of any such materials, certification of the materials' fire-retardant characteristics shall be submitted to landlord or its agents, in a manner satisfactory to Landlord.

25. Tenant shall not install any vending machines in the Building or premises without Landlord's consent.

26. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all Tenants of the Building.

27. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

    Whenever the above rules conflict with any of the rights or obligations of Tenant pursuant to the provisions of the Paragraphs of this Lease, the provisions of the Paragraphs shall govern.

                              SPECIAL STIPULATIONS



         THESE SPECIAL STIPULATIONS are attached to and made a part of that certain ONE PARKWAY CENTER LEASE AGREEMENT between ATLANTA PARKWAY INVESTMENT GROUP, INC., as Landlord, and MATRIA HEALTHCARE, INC., as Tenant, which is hereby incorporated herein by this reference (the "Lease"). In the event of conflict between the below special stipulations and the Lease, the special stipulations shall govern and control. Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Lease.

         1. Prior Lease. This Lease constitutes an amendment and a restatement in its entirety of that certain Lease Agreement between LaSalle Fund III and Healthdyne, Inc., dated May 19, 1988, as amended by instruments dated August 23, 1990, November 15, 1991, August 28, 1992, January 19, 1993, March 5, 1993,
August 16, 1993, February 7, 1994, June 1, 1996, July 1, 1996, October 30, 1998,
August 8, 2000, and by instrument dated of even date with this Lease (said Lease Agreement, as so amended, is herein referred to as the "Prior Lease"). This Lease has been entered into by Landlord and Tenant as a convenience to said parties in order to consolidate all the terms and provisions of the Prior Lease into one document. Landlord and Tenant have each reviewed this Lease and confirm, each to the other, that this Lease contains all of the terms and provisions of the Prior Lease which are in effect as of the date hereof except to the extent modified by this Lease. Accordingly, from and after the date hereof, Landlord and Tenant agree to be bound by the terms and provisions of this Lease for the period commencing on the date hereof, and not by the terms and provisions of the Prior Lease. Notwithstanding the foregoing, nothing contained herein is intended to release either Landlord or Tenant from any liability or obligation (including any warranty, representation, certification, statement or acknowledgment) which were made or had accrued under the Prior Lease (including indemnification obligations regarding brokerage) for any period prior to the date hereof, the effective date of this Lease. Further, anything to the contrary in this Lease notwithstanding, the execution and delivery of this Lease by Landlord shall not under any circumstances be deemed an assumption by Landlord of any obligations or liabilities of any predecessor landlords to Tenant (or any of its predecessor tenants) under or arising out of the Prior Lease. In addition to the foregoing, Landlord and Tenant acknowledge that they have entered into that certain Antenna License Agreement, dated as of March 5, 1997, which has been amended by First Amendment to Antenna License Agreement, dated of even date herewith, and that such Agreement, as amended, shall survive the execution and delivery of this Lease.

         2. Contraction and Expansion of Premises. Effective as of March 1, 2003 (the "Contraction Date"), the Premises shall be contracted and expanded to consist solely of the space described below consisting of approximately 72,559 rentable square feet (the "New Space"), which New Space is more particularly depicted on the floor plan attached hereto as Exhibit "A-1" which is incorporated herein and by this reference made a part hereof. Landlord and Tenant acknowledge that the space being added, as a result of this Agreement, to the Premises effective on the Contraction Date is the conference room space on the 9th floor, consisting of 3,872 square feet or Rentable Area (the "Conference Room"), subject, however, to the terms and provisions of Paragraph 4(a), below, whereby the parties have agreed that, prior to March 10, 2003, the exact location of the Conference Room and the exact square footage thereof may change and be located on either of the 1st, 6th, or 9th floors of the Building. Landlord and Tenant further acknowledge that, pursuant to the terms and provisions of Paragraph 4(b) below, the parties have agreed that, prior to March 1, 2003, the parties will agree on the exact amount of contraction to be effected on the tenth floor of the Building (presently estimated to result in Tenant retaining approximately 2,994 square feet of Rentable Area). The exact square footage of such reduction may change and the location of such space on the tenth floor may change. Accordingly, effective on the Contraction Date and subject to the foregoing, the Premises shall consist of the following:

                        Square Feet of
Floor/Suite             Rentable Area
-----------             --------------
12 (all)                    20,211

11 (all)                    20,265

10/Suite 1000               2,994             (Subject to Paragraph
                                                      4(b))
9/Suite 900                 9,806

6/Suite 600                15,411

Conf. / Suite 920           3,872             (Subject to Paragraph
                            =====                     4(a))

Total                      72,559


As of the Contraction Date, the term "Rentable Area of the Premises," as defined in Section 1.4 of the Lease, shall mean 72,559 square feet of Rentable Area, the term "Premises" shall mean the 72,559 square feet of space as more particularly described above, and the "Tenant's Percentage Share," as defined in Section 1.6(b) of the Lease, for all purposes under the Lease shall mean 32.0917%. Tenant acknowledges that its right to possess any of the Premises which are not part of the New Space shall terminate on the Contraction Date and, accordingly, Tenant agrees to remove all of its personal property from said premises and to surrender the Premises to Landlord in the condition as required by the terms and provisions of the Lease had the Lease terminated in accordance with its terms with respect to such surrendered space.

         3. Base Rental for the New Space; Adjustments and Reimbursements. Effective on the Contraction Date (that is, March 1, 2003), the Base Rental for the New Space (72,559 square feet) shall be as follows for the period of time indicated, subject to increase as hereinafter provided:

Period             $/             Resulting Annual        Resulting Monthly Base
Effective          RSF            Base Rental             Rental

3/1/03 - 2/28/10   $19.00         $1,378,621.00           $114,885.00


Base Rental for the New Space shall be due and payable in equal monthly installments payable on or before the first day of each month during time period specified above. Effective on the Contraction Date, the "Base Year" for purposes of Paragraphs 1.6(c) and 4.3 of the Lease for the New Space shall be the year 2003. Commencing on January 1, 2004, the amount of the annual Base Rental specified in this Paragraph with respect to the New Space shall be increased at the end of each calendar year during the Lease Term for the following calendar year effective January 1 of said year by an amount equal to the product computed by multiplying the then in force annual Base Rental for the New Space for the immediately preceding calendar year times 1.03, such first rental increase to be reflected in the monthly Base Rental for the New Space due on January 1, 2004, and to be in the annual amount of $1,419,980.00. The amounts by which the Base Rental is increased pursuant to this Paragraph shall be deemed to thereafter be a part of "Base Rental" for all purposes whatsoever under this Lease and a part of the rent and consideration for this Lease and to be payable in a like manner to the initial amount of Base Rental for the New Space specified herein.

         4.       Conference Room and Data Center.
                  -------------------------------

                  (a) Conference Room. For purposes hereof, the term "Existing Conference Room" shall mean that certain 5,684 square feet of Rentable Area located in Suite 320 on the 3rd floor of the Building consisting of a conference room, travel department and training department. Landlord and Tenant acknowledge that, as of the signing of this Lease, the exact location in the New Space of the approximately 3,872 square feet of rentable area to serve as a replacement conference room for the Existing Conference Room has not yet been finalized. The parties acknowledge that such new conference room (herein, as finally agreed to by the parties hereto, being referred to as the "Conference Room") shall be located on either the first, sixth or ninth floors of the Building. In the event such Conference Room is finally located on the ninth floor, then the Rentable Area therein shall be 3,872 square feet. Landlord agrees that, in the event Landlord has not leased to a new tenant Suite 110, consisting of approximately 4,232 square feet) on the first floor of the Building by March 1, 2003, Tenant shall have the right to include all (but not less than all) of such 4,232 square feet of Rentable Area as the Conference Room. The final location of such conference room (unless Tenant has elected to take such 4,232 square feet in Suite 110, as aforesaid) shall be determined by Landlord not later than March 10, 2003. Landlord shall consult with Tenant in determining such final location and the amount of square feet to be included within the Conference Room, it being understood that the Rentable Area shall be 4,800 square feet if located on the sixth floor. In the event Landlord notifies Tenant that Landlord has leased such Suite 110, then Tenant's right thereafter to elect the first floor as the location of the Conference Room shall terminate and Landlord shall promptly thereafter make such determination of the location of the Conference Room as provided above. Upon such determination, Landlord and Tenant shall amend this Lease to reflect the exact location thereof and the amount of square footage of Rentable Area located therein and to provide for a change in the Base Rental based upon the final square footage of Rentable Area in the New Space as a result of the adjustment in the square feet of Rentable Area in the Conference Room as may be made pursuant to this Paragraph 4(a). Such amendment shall also reflect an amendment to Exhibit "B" (Tenant Improvement Agreement) to this Lease to reflect changes in various allowances based upon the final square footage of the New Space and the Conference Room, including, if such amendment is made effective after the Contraction Date, an adjustment in the amount of Base Rental due under Paragraph 2 of the Special Stipulations to reflect an abatement of Base Rental and all other additional rent due hereunder with respect to the Conference Room for the period starting on March 1, 2002 and ending on the date such Conference Room has been completed and is ready for occupancy by Tenant.

                  (b) Data Center. Landlord and Tenant acknowledge as of the date hereof, Tenant has installed a data center in approximately 2,079 square feet of Rentable Area on the tenth floor of the Building and that Tenant intends to enlarge such data center to approximately 2,994 square feet and that such enlargement shall generally be in the location between the current location and the window wall of the Building on that floor as shown on Exhibit "A-1" hereto. On or before March 1, 2003, Landlord and Tenant covenant and agree to amend this Lease to provide for the exact location of such new data center on the tenth floor of the Building and provide the exact square footage of Rentable Area located therein and to provide for an adjustment in Base Rental due hereunder based upon the final square footage of the New Space. Such amendment shall also reflect an amendment to Exhibit "B" (Tenant Improvement Agreement) to this Lease to reflect changes in the various allowances based on the final square footage of the data center to be included in the New Space in accordance with this Paragraph 4(b). In the event, for any reason, Landlord and Tenant are unable to reach such agreement and enter such amendment by such date, then Paragraph 2, above, shall remain in effect as stated and the space to be leased on the tenth floor effective on the Contraction Date shall conclusively deemed to be the 2,994 square feet of Rentable Area shown on Exhibit "A-1" to this Lease.


         5.       Possession; Tenant Improvements.
                  -------------------------------

                  (a) Tenant agrees to take and accept the New Space from Landlord in its present as-is condition and as suited for the use intended by Tenant, except for such improvements as may be expressly provided for in the Tenant Improvement Agreement attached hereto and made a part hereto as Exhibit "B" (the "Tenant Improvement Agreement"). Provided Tenant is not in default under the Lease, Landlord agrees to construct or install in the New Space the "Tenant Improvements," as defined in and to be constructed or installed pursuant to the provisions of said Tenant Improvement Agreement. It is understood that such "Tenant Improvements" shall consist of painting, wall cover, mill work and other finish items with respect to the portion of the Premises which remain after the Contraction Date and, with respect to the Conference Room only, shall consist of customary tenant improvements and shall be similar in size, finish and quality to the Existing Conference Room. Tenant agrees to comply with all the terms and provisions of the Tenant Improvement Agreement, including, without limitation, the obligation to pay, as additional rent, all amounts due Landlord under Paragraph 3 thereof according to the payment provisions contained in said Paragraph 3. No delay in delivery of the Tenant Improvements shall render the Lease void or voidable, nor shall Landlord be liable to Tenant for any loss or damages resulting there from. No such delay shall operate to relieve Tenant of Tenant's obligations to Landlord as provided in the Lease, including, without limitation, the obligation to pay Base Rental. Notwithstanding the foregoing, the Base Rental payable with respect to any portion of the Tenant Improvements to be constructed in the Conference Room which is not completed by June 1, 2003, shall abate (provided Tenant is not in default under the Lease) until the date on which said Tenant Improvements are substantially complete; provided, however, that Tenant shall not be entitled to any such rent abatement if and to the extent that any delay in completing the Tenant Improvements in such Conference Room is attributable to Tenant, its employees or agents, or any such party's failure to comply with the provisions hereof.

                  (b) Tenant acknowledges that a portion of the Tenant Improvements are to be constructed during Tenant's occupancy of the New Space. With respect to those portions of the New Space located within the Premises, Tenant agrees to provide access to such space to Landlord in order to allow Landlord to undertake the Tenant Improvements and, in connection therewith, there shall not be any abatement of Base Rental or other sums due Landlord under the Lease as a result of Tenant's inability to use all or any portion of the New Space during the period of such construction.

                  (c) It shall be a condition to Landlord's obligation to fund any of the "Landlord's Allowance for Tenant Improvement Costs", as defined in the Tenant Improvement Agreement, that the cost for any such improvements to be paid for from the Landlord's Allowance for Tenant Improvement Costs shall not exceed the aggregate sum of $16.00 per rentable square foot of the portion of the New Space (exclusive of the Conference Room) as to which such improvements are to be made, it being the intent of the parties hereto that Landlord's Allowance for Tenant Improvement Costs shall be utilized by Tenant on a pro-rata basis throughout the New Space (exclusive of the Conference Room) and not utilized in such a fashion as to cause any portion or portions of the New Space (exclusive of the Conference Room) to be improved to a materially greater extent than other portions. Tenant's rights under this Paragraph 5 and under the Tenant Improvement Agreement to have Landlord build out the Tenant Improvements is personal to Tenant and shall become null and void upon the occurrence of an assignment of the Lease or a sublet of all or any portion of the Premises. Further, as a condition to Tenant's rights under this Paragraph 5 and the Tenant Improvement Agreement, Tenant shall be in occupancy of substantially all of the New Space.

                  (d) Upon request of Landlord, within twenty (20) days after the New Space has been substantially completed in accordance with the Tenant Improvement Agreement, Tenant will execute and deliver to Landlord a Tenant Acceptance Agreement in the form attached to the Lease as Exhibit "C". The parties hereto acknowledge and agree that all of such Tenant Improvements are to be completed and paid for no later than March 1, 2004. Accordingly, if and to the extent any portion of the funds to be paid by Landlord pursuant to the Tenant Improvement Agreement have not been disbursed by March 1, 2004 (other than as a result of the default of Landlord), such unused funds shall be retained by Landlord and shall no longer be available for use by Tenant in accordance with the Tenant Improvement Agreement.

                  (e) At Landlord's expense, Landlord shall renovate the restrooms located on the 12th floor of the Building to a finish similar to the restrooms located on the other floors on the Building, such renovation to be completed on or about the date required for completion of the Tenant Improvements contemplated above in the New Space.

         6. Excused Rent. Provided Tenant is not then in default under this Lease, Landlord shall conditionally excuse the payment of all of the Base Rental due with respect to the Premises for the five (5) month period commencing on the Contraction Date and ending on July 31, 2003. The sum of (i) aggregate amounts of Base Rental excused pursuant to the preceding sentence; (ii) the aggregate amounts of Base Rental excused pursuant to that certain Twelfth Amendment to Lease Agreement between Landlord and Tenant, dated of even date herewith (which provides for the excuse of payment of portions of Base Rental for the months of November and December 2002); and (iii) all credits applied by Tenant against the payment of Base Rental pursuant to Section 3.02(a) of the Tenant Improvement Agreement attached to this Lease as Exhibit B, are herein referred to, collectively, as the "Excused Rent". Upon any default by Tenant of any of its obligations under this Lease which require the payment of money or a default by Tenant under Paragraph 3.1 of this Lease (any such default is hereinafter referred to an "Excused Rent Default"), all provisions of this Lease pertaining to the excuse of payment by Landlord of any Excused Rent shall have no further force and effect and all of such Excused Rent which has been excused for periods prior to the date the Excused Rent Default occurs shall immediately thereafter become due and payable to Landlord in full. Landlord shall waive any rights to payment of Excused Rent if no Excused Rent Default has occurred as of the Expiration Date of this Lease. This Paragraph shall not be deemed to excuse payment of any additional rent or other charges due under this Lease except for the payment of Base Rental payable for the specific periods and in the specific amounts hereinabove described.

         7. Prior Renewal and Expansion Rights. Landlord and Tenant acknowledge and agree that any rights or options of Tenant to expand or enlarge the Premises provided in the Prior Lease have lapsed or have been deleted from the Lease by prior amendment and shall have no further force or effect, including, without limitation, Tenant's rights of first offer contained in Paragraph 7 of the Amendment to Lease Agreement dated August 23, 1990, and Paragraph 4 of the Third Amendment to Lease Agreement dated August 28, 1992. Further, any rights or options of Tenant to renew or extend the Term of this Lease provided in the Prior Lease have lapsed or have been deleted from the Lease by prior amendment and shall have no further force or effect, including, without limitation, Tenant's renewal option contained in Paragraph 6 of the Amendment to Lease Agreement dated August 23, 1990.

         8. Renewal Option. Provided this Lease is then in full force and effect, that Tenant is not in default under this Lease and has not assigned or sublet any portion of the Premises either at the time of the exercise of this renewal option or at the time of the commencement of the Renewal Term, Tenant shall have the right to renew the Lease for one (1) renewal term of five (5) years (the "Renewal Term") upon the following terms and conditions:

                  (a) The option for the Renewal Term shall be exercised in writing not more than fifteen (15) months and not less than twelve (12) months prior to the Expiration Date of the Lease Term;

                  (b) The Base Rental for the Renewal Term shall be the then-prevailing market rental rate (as of the date of exercise of said option) on a per square foot basis for the Building for tenants with a 5 year Lease Term, including any allowances for tenant improvements or other "moving" concessions to the extent such allowances or concessions are then being offered by Landlord for the Building. Within ten (10) days after Landlord's receipt of Tenant's written notice of exercise of this Renewal Option, Landlord shall notify Tenant of the Base Rental for the Renewal Term. Tenant shall have ten
(10) days after receipt of such notice from Landlord to respond as to whether or not Tenant desires to rescind its exercise of this Renewal Option. If Tenant elects to rescind its exercise of this Renewal Option or fails to respond within such ten (10) day period, then Tenant's notice of exercise of this Renewal Option shall be deemed rescinded and this Renewal Option shall automatically terminate and be of no further force or effect. If Tenant elects to exercise this Renewal Option, the "Base Rental" for the Renewal Term for purposes of Paragraph 1.1 of the Lease shall be an amount equal to the Base Rental set forth in Landlord's notice as set forth above and shall be subject to adjustment pursuant to Paragraph 3 of these Special Stipulations. Except as expressly set forth to the contrary in this Agreement, all other terms of the Lease, except for Paragraphs 4, 5, 8 and 9 of these Special Stipulations, thereof shall apply to the Renewal Term. The "Base Year" with respect to the Renewal Term, for purposes of Paragraph 1.6(c) of the Lease, shall be the calendar year during which the Renewal Term commences. Within thirty (30) days after the commencement of the Renewal Term, Landlord and Tenant shall enter into a written amendment to this Lease setting forth the new Expiration Date of the Lease and the Base Rental in effect during the Renewal Term. This Renewal Option is personal to Tenant and shall become null and void upon the occurrence of an assignment of this Lease or a sublet of all or any portion of the Premises, either with or without the consent of Landlord. Further, as a condition to Tenant's right to exercise this Renewal Option, Tenant shall be in occupancy of all of the Premises.

         9. Right of First Opportunity - 2005. Until March 1, 2005, and provided the Lease is then in full force and effect and that Tenant is not in default under the Lease and has not assigned or sublet any portion of the Premises, either at the time of Tenant's election to lease the First Opportunity Space or as of the commencement of this Lease as it relates to the First Opportunity Space, Tenant shall have a right of first opportunity (the "Right of First Opportunity") to lease all (but not less than all, except as provided in subparagraph 8(b), below) of the approximately 4,800 rentable square feet on the 6th floor of the Building and all (but not less than all, except as provided in subparagraph 8(b), below) of the approximately 10,405 rentable square feet on the 9th floor of the Building, both of which are shown as the "First Opportunity Space" on Exhibit "B-1" hereto (collectively, the "First Opportunity Space"), in its then as-is condition, on the following terms and conditions:

                  (a) Should Landlord, prior to March 1, 2005, receive interest in leasing all or any portion of the First Opportunity Space on either of the 6th or 9th floors from a bona fide third party prospect, Landlord shall notify Tenant thereof in writing, which notice shall set forth, as the Base Rental for such First Opportunity Space, the then-escalated Base Rental rate on a per square foot basis as then in effect under the Lease with respect to the Premises, with the same allowance for tenant improvements as provided by Landlord to Tenant hereunder with respect to the Premises multiplied by a fraction, the numerator of which is the number of months in the remaining Lease Term for said First Opportunity Space and the denominator is 84.

                  (b) Tenant shall have five (5) business days after receipt of Landlord's notice to respond in writing to Landlord as to whether or not Tenant desires to lease the entire First Opportunity Space on that floor at the Base Rental and allowance for tenant improvements stated by Landlord in its written notice (such written response by Tenant is hereinafter referred to as a "Tenant Response"). Alternatively, within such five (5) business day period, Tenant may elect in its Tenant Response to lease a portion of the First Opportunity Space on that floor at the Base Rental and allowance for tenant improvement stated by Landlord in its written notice subject, however, to Landlord's determination (in its sole discretion) that the remainder of the First Opportunity Space on such floor would be marketable by Landlord to others. Without limiting the generality of the foregoing, the remainder of the First Opportunity Space on either of the 6th or the 9th floors shall, in any event, contain no less than 3,000 square feet of rentable area and shall have direct exposure onto the elevator lobby area on that floor to be considered "marketable". In the event Tenant desires to lease less than the entire First Opportunity Space on such floor, then Tenant shall, in its Tenant Response, designate the area of the First Opportunity Space so desired to be leased by Tenant and Landlord shall then have five (5) business days after its receipt of the Tenant Response to notify Tenant in writing of its determination as to whether the remaining portion of the First Opportunity Space on such floor is marketable. In the event Landlord has determined that such remaining space is not marketable, then, within three (3) business days after Tenant's receipt of such determination from Landlord, Tenant shall have the right to elect in writing to lease all of the First Opportunity Space or to cancel its prior Tenant Response. If Tenant elects not to lease such First Opportunity Space, Tenant's Tenant Response is cancelled as hereinabove provided, or Tenant fails to respond within either of such three (3) day or five
(5) day periods, then this Right of First Opportunity shall automatically terminate as to such floor and Tenant shall have no further right to lease such First Opportunity Space on that floor or any portion thereof pursuant to this Paragraph 8 or Paragraph 9 below; provided, however, that in the event that Landlord does not lease any portion or portions of such First Opportunity Space within six (6) months following the end of such five day period, then Tenant shall again have the Right of First Opportunity as to any subsequent leasing or offer to lease by Landlord of such unleased portions of such First Opportunity

Space pursuant to the terms herein provided; otherwise Tenant shall have no further right to lease such First Opportunity Space on that floor or any portion thereof pursuant to this Paragraph 8 or Paragraph 9 below. In the event Tenant has elected to lease a portion of such First Opportunity Space as hereinabove provided and Landlord has determined that the remainder of such First Opportunity Space on such floor is marketable, then all of the remaining terms and provisions of this Paragraph 8 shall be applicable to the leasing of such First Opportunity Space by Tenant and Tenant shall continue to have the right to lease all (but not less than all) of the remainder of the First Opportunity Space on such floor pursuant to this Paragraph 8 or Paragraph 9, below, except that such remaining right shall not include the right to lease a portion of such remaining space pursuant to this subparagraph 8(b).

                  (c) If Tenant elects to lease such First Opportunity Space, the "Base Rental" for such First Opportunity Space, for purposes of Paragraph
1.1 of this Lease, shall be an amount equal to the Base Rental set forth in Landlord's notice as set forth above, and shall be subject to the annual 1.03 adjustment pursuant to Paragraph 4.2 of this Lease. Base Rental for the First Opportunity Space shall commence on the earlier to occur of (i) thirty (30) days after Tenant's notice of election to lease such First Opportunity Space, or (ii) the date Tenant first occupies such First Opportunity Space. Except as expressly set forth to the contrary in the Lease, from and after the date Tenant is required to pay Base Rental hereunder with respect to such First Opportunity Space, all other terms and conditions of the Lease, except for Paragraphs 4 and 5 of these Special Stipulations, shall apply to such First Opportunity Space and such First Opportunity Space shall be deemed to be a part of the Premises for the remainder of the Term of the Lease.

                  (d) Tenant's right to lease the First Opportunity Space pursuant to this Paragraph is and shall at all times be subject and subordinate to the rights of other tenants currently in effect with respect to such space, whether exercised or unexercised. This Right of First Opportunity is personal to Tenant and shall become null and void upon the occurrence of an assignment of this Lease or a sublet of all or any portion of the Premises. Further, as a condition to Tenant's right to lease the First Opportunity Space, Tenant shall be in occupancy of all of the Premises.

                  (e) Within thirty (30) days after the commencement of Base Rental for all or any portion of the First Opportunity Space as set forth above, Landlord and Tenant shall enter into a written amendment to this Lease setting forth the commencement date of Base Rental for such space, the location and square footage of such space, the annual rent for such space and the increased "Tenant's Percentage Share" for purposes of Paragraph 1.6(b) of the Lease. The "Base Year" with respect to all or any portion of the First Opportunity Space, for purposes of Paragraph 1.6(c) of the Lease, shall be the year 2003.

         10. Second Right of First Opportunity - 2007. After March 1, 2005 and until March 1, 2007, and provided the Lease and this Paragraph 9 are then in full force and effect and that Tenant is not in default under the Lease and has not assigned or sublet any portion of the Premises, either at the time of Tenant's election to lease the First Opportunity Space or as of the commencement of this Lease as it relates to the First Opportunity Space, Tenant shall have a right of first opportunity (the "Second Right of First Opportunity") to lease all (but not less than all, except as provided in subparagraph 9(b), below) of the First Opportunity Space on either of the 6th or 9th floors, in its then as-is condition, on the following terms and conditions:

                  (a) Should Landlord, after March 1, 2005 and prior to March 1, 2007, receive interest in leasing all or any portion of the First Opportunity Space on either of the 6th or 9th floors from a bona fide third party prospect, Landlord shall notify Tenant thereof in writing, which notice shall set forth, as the Base Rental for such First Opportunity Space, the then-prevailing rental rate on a per square foot basis as then announced by Landlord for the Building, with such allowance for tenant improvements as are then being provided by Landlord to other expanding tenants in the Building with space comparable to the Premises, but reduced (as in subparagraph 8(a), above), to reflect the number of years remaining in the Lease Term with respect to the First Opportunity Space.

                  (b) Tenant shall have five (5) business days after receipt of Landlord's notice to respond as to whether or not Tenant desires to lease the entire First Opportunity Space on that floor at the Base Rental and allowance for tenant improvements stated by Landlord in its written notice (such written response by Tenant is hereinafter referred to as a "Tenant Response"). Alternatively, within such five (5) business day period, Tenant may elect in its Tenant Response to lease a portion of the First Opportunity Space on that floor at the Base Rental and allowance for tenant improvements stated by Landlord in its written notice subject, however, to Landlord's determination (in its sole discretion) that the remainder of the First Opportunity Space on such floor would be marketable by Landlord to others. Without limiting the generality of the foregoing, the remainder of the First Opportunity Space on either of the 6th or the 9th floors shall, in any event, contain no less than 3,000 square feet of rentable area and shall have direct exposure onto the elevator lobby area on that floor to be considered "marketable". In the event Tenant desires to lease less than the entire First Opportunity Space on such floor, then Tenant shall, in its Tenant Response, designate the area of the First Opportunity Space so desired to be leased by Tenant and Landlord shall then have five (5) business days after its receipt of the Tenant Response to notify Tenant in writing of its determination as to whether the remaining portion of the First Opportunity Space on such floor is marketable. In the event Landlord has determined that such remaining space is not marketable, then, within three (3) business days after Tenant's receipt of such determination from Landlord, Tenant shall have the right to elect in writing to lease all of the First Opportunity Space or to cancel its prior Tenant Response. If Tenant elects not to lease such First Opportunity Space, Tenant's Tenant Response is cancelled as hereinabove provided, or Tenant fails to respond within either of such three (3) day or five
(5) day periods, then this Second Right of First Opportunity shall automatically terminate as to such floor and Tenant shall have no further right to lease such First Opportunity Space on that floor or any portion thereof; provided, however, that in the event that Landlord does not lease any portion or portions of such First Opportunity Space within six (6) months following the end of such five day period, then Tenant shall again have the Second Right of First Opportunity as to any subsequent leasing or offer to lease by Landlord of such unleased portions of such First Opportunity Space pursuant to the terms herein provided; otherwise Tenant shall have no further right to lease such First Opportunity Space on that floor or any portion thereof. In the event Tenant has elected to lease a portion of such First Opportunity Space as hereinabove provided and Landlord has determined that the remainder of such First Opportunity Space on such floor is marketable, then all of the remaining terms and provisions of this Paragraph 9 shall be applicable to the leasing of such First Opportunity Space by Tenant and Tenant shall continue to have the right to lease all (but not less than all) of the remainder of the First Opportunity Space on such floor pursuant to this Paragraph 9, below, except that such remaining right shall not include the right to lease a portion of such remaining space pursuant to this subparagraph 9(b).

                  (c) If Tenant elects to lease such First Opportunity Space, the "Base Rental" for such First Opportunity Space, for purposes of Paragraph
1.1 of this Lease, shall be an amount equal to the Base Rental set forth in Landlord's notice as set forth above, and shall be subject to the annual 1.03 adjustment pursuant to Paragraph 4.2 of this Lease. Base Rental for the First Opportunity Space shall commence on the earlier to occur of (i) thirty (30) days after Tenant's notice of election to lease the First Opportunity Space, or (ii) the date Tenant first occupies such First Opportunity Space. Except as expressly set forth to the contrary in the Lease, from and after the date Tenant is required to pay Base Rental hereunder with respect to First Opportunity Space, all other terms and conditions of the Lease, except for Paragraphs 4 and 5 of these Special Stipulations, shall apply to such First Opportunity Space and such First Opportunity Space shall be deemed to be a part of the Premises for the remainder of the Term of the Lease.

                  (d) Tenant's right to lease the First Opportunity Space pursuant to this Paragraph is and shall at all times be subject and subordinate to the rights of other tenants currently in effect with respect to such space, whether exercised or unexercised. This Second Right of First Opportunity is personal to Tenant and shall become null and void upon the occurrence of an assignment of this Lease or a sublet of all or any portion of the Premises. Further, as a condition to Tenant's right to lease the First Opportunity Space, Tenant shall be in occupancy of substantially all of the Premises.

                  (e) Within thirty (30) days after the commencement of Base Rental for all or any portion of the First Opportunity Space as set forth above, Landlord and Tenant shall enter into a written amendment to this Lease setting forth the commencement date of Base Rental for such space, the location and square footage of such space, the annual rent for such space and the increased "Tenant's Percentage Share" for purposes of Paragraph 1.6(b) of the Lease. The "Base Year" with respect to all or any portion of the First Opportunity Space, for purposes of Paragraph 1.6(c) of the Lease, shall be the calendar year during which Base Rental for such space shall commence.

11. Reserved Parking. Tenant shall have the right to use five (5) reserved parking spaces currently marked on the lower level of the parking deck of the Building free of charge during the Term of the Lease.

12. Emergency Power Generation. Landlord has installed an emergency power generation system in the Building to serve the electrical systems of the tenth and eleventh floors of the Building. Tenant shall have the use of such emergency power system during the term of the Lease, but such emergency power system shall remain the property of Landlord. Landlord shall, in addition, connect the phone switch serving the Premises to the existing emergency power generation system in the Building.

13. Prior Tenant Improvements. To Landlord's knowledge and belief, the equipment and other improvements listed herein below ("Prior Tenant Improvements") were placed on the tenth (10th) floor of Premises by a prior tenant, and Landlord agrees that said Prior Tenant Improvements shall remain with the Premises for the term of this Lease and shall not be removed by Landlord except as so indicated below:

              (a) Computer Room Air Conditioner shall remain:

                  (i) the main unit is a Data-floor-mounted unit that has a 120,000 BTU rating which is ventilated through the raised floor. Specifications have been furnished to Tenant;

                  (ii)    a roof-top compressor;

                  (iii) an additional 3-ton unit is installed above the ceiling and below the deck;

                  (iv) Halon system to remain; canister has been removed by Landlord;

              (b) Glass Entry  Doors;  These  doors will be  replaced  by
                  Landlord  with double-glass  entry doors with  handles similar
                  to those used on the entries of Harris,  Hutchings,   Fritz
                  and Associates on the 3rd Floor and Hospital Corporation of America on the 6th Floor.

              (c) Intercom System: wiring to remain;  intercom system has been removed by Landlord;

              (d) Raised Floor;  Will remain.

              (e) Wire Runs:  Computer  and  telephone  wires to remain;
                  telephone wiring to remain and to be dead ended by Landlord at the computer room.

     14. Signage. Landlord shall continue to include Tenant's name on a monument sign which Landlord has constructed in front of the Building. Said monument signage rights are personal to Tenant and may not be assigned and shall automatically terminate upon any assignment of this Lease or at such time as Tenant shall have subleased 50% or more of the New Space. Provided Tenant is not in default under the Lease, Landlord shall provide (upon Tenant's request, provided such request is submitted to Landlord, in writing, within the first six
(6) months following the Effective Date), at Landlord's expense, in a location determined by Landlord (but, in any event, at or near the top of the Building and visible from I-75), non-exclusive building signage identifying Tenant's name. It shall be a condition to Landlord's obligation to provide such signage that such signage meet all applicable governmental rules, codes and regulations. Such signage shall be consistent with Parkway Center's signage requirements and shall be subject to Landlord's prior approval as to size, design and other features. Landlord shall have the right, at its expense, to relocate such building signage from time to time. The aforesaid building signage rights are personal to Tenant and may not be assigned and shall automatically terminate upon any assignment of this Lease, at such time as Tenant shall have subleased 25% or more of the New Space, or upon the occurrence of an event of default under the Lease. Upon expiration of any of the aforesaid building signage rights, Landlord shall have the right to remove such sign(s) at Tenant's expense.

     15. Impairment of Use Notwithstanding any provision contained in this Lease to the contrary, if any essential utilities or services Landlord provides to Tenant under the Lease are interrupted, and such interruption is within the reasonable control of Landlord, and such interruption continues for seven (7) consecutive business days after written notice of such interruption is given by Tenant to Landlord, and provided that such interruption is not the result of an act or omission of Tenant, its agents, contractors or employees or the act or omission of any public or private utility company, and if Tenant is unable (based upon reasonable commercial standards) to operate its business in the Premises, or any portion thereof, as a result of such interruption, then Tenant shall be entitled to an abatement of its obligations to make payments of Rent commencing on the eighth (8th) business day after such interruption and continuing until such time as the interruption ceases. Such abatement shall be in proportion to the amount of the Premises that are unusable by Tenant after such eighth (8th) business day. If such interruption within the reasonable control of Landlord shall continue for one hundred twenty (120) consecutive days and shall render unusable at least 50% of the Premises, Tenant may elect to terminate this Lease upon ten (10) days notice to Landlord; provided, however, that the election to termination shall be of no force and effect if prior to the expiration of said ten (10) day period the cause of such interruption shall have been removed by Landlord.

                              "Tenant"

                              MATRIA HEALTHCARE, INC., a Delaware corporation

                              By:
                              --------------------------------------------------
                              Print Name:
                              --------------------------------------------------
                              Title:
                              --------------------------------------------------
                              Date:
                              --------------------------------------------------

                              Attest:
                              --------------------------------------------------
                              Name:
                              --------------------------------------------------
                              Title:
                              --------------------------------------------------
                              Date:
                              --------------------------------------------------

                                                   [CORPORATE SEAL]

                              "Landlord"

                              ATLANTA PARKWAY INVESTMENT GROUP,
                              INC., a Delaware corporation

                              By:
                              --------------------------------------------------
                                   Paul C. Chapman, Executive Vice President

                              Date:
                              --------------------------------------------------

                              SPECIAL STIPULATIONS
                                  Exhibit "A-1"

                                    New Space

                              SPECIAL STIPULATIONS
                                  Exhibit "B-1"

                             First Opportunity Space